UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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MathStar, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MathStar, Inc.
19075 N.W. Tanasbourne Drive, Suite 200
Hillsboro, Oregon  97124
(503) 726-5500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 18, 2006

To the Stockholders of MathStar, Inc.:

Notice is hereby given that the Annual Meeting of stockholders of MathStar, Inc., a Delaware corporation, will be held on Thursday, May 18, 2006, at 3:30 p.m. local time, at The Minneapolis Marriott Southwest, 5801 Opus Parkway, Minneapolis, Minnesota 55343. The purposes of the Annual Meeting will be:

1.                 To elect members of the MathStar Board of Directors to serve for the following year and until their successors are duly elected and qualified;

2.                 To consider and vote on amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan;

3.                 To ratify the appointment by the Audit Committee of MathStar’s Board of Directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2006; and

4.                 To transact such other business as may properly come before the Annual Meeting or at any and all postponements or adjournments of the Annual Meeting.

Only stockholders of record at the close of business on April 5, 2006 and their proxies will be entitled to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. A form of proxy and a proxy statement containing more detailed information about the matters to be considered at the Annual Meeting accompany this notice. We urge you to give this material your careful attention.

If there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed to allow further solicitation of proxies by MathStar.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, please date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the Annual Meeting in person even though you have sent in your proxy. The proxy is not necessary for admission to the Annual Meeting.

By Order of the Board of Directors:

Corporate Secretary
Minnetonka, Minnesota
April 17, 2006

Your vote is important.
To vote your shares, please complete, sign, date
and mail the enclosed proxy card
promptly in the enclosed return envelope.

MathStar, Inc.
19075 N.W. Tanasbourne Drive, Suite 200
Hillsboro, Oregon  97124
(503) 726-5500

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 18, 2006

This document is being furnished to the stockholders of MathStar, Inc., a Delaware corporation, as part of the solicitation of proxies by the MathStar Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, May 18, 2006 at 3:30 p.m. local time, at The Minneapolis Marriott Southwest, 5801 Opus Parkway, Minneapolis, Minnesota 55343. This proxy statement and the enclosed form of proxy were first mailed to stockholders of record beginning on or about April 17, 2006.

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXY

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1.                To elect members of the MathStar Board of Directors to serve for the following year and until their successors are duly elected and qualified;

2.                To consider and vote on amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan;

3.                To ratify the appointment by the Audit Committee of MathStar’s Board of Directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2006; and

4.                To transact such other business as may properly come before the Annual Meeting or at any and all postponements or adjournments of the Annual Meeting.

Solicitation

The cost of soliciting proxies for the Annual Meeting has been and will be borne by MathStar. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, facsimile, or other means of communication by our Directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will also arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

The Board of Directors has fixed the close of business on April 5, 2006 as the record date to determine the stockholders entitled to receive notice of and to vote at the Annual Meeting. Each holder of common stock on the record date is entitled to one vote per share held on all matters properly presented at the Annual Meeting. As of the close of business on April 5, 2006, there were 17,447,691 shares of common stock outstanding and entitled to vote. Ballots will be passed out during the Annual Meeting to anyone who wants to vote in person at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your broker or nominee to vote in person at the Annual Meeting.

Quorum

A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

The stockholders present at the Annual Meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Voting of Proxies

Each proxy returned to us will be voted according to the instructions on the proxy. If no instructions are indicated, the shares will be voted (i) for the election of the nominees for the Board of Directors named in this Proxy Statement; (ii) for the approval of the amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan; and (iii) for the ratification of the appointment by the Audit Committee of MathStar’s Board of Directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2006. Although the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, all proxies returned to MathStar will be voted on any such matter according to the judgment of the proxy holders.

Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet using the control number and instructions on the proxy card. Telephone and Internet proxies must be used in compliance with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

Vote Required

A plurality of the votes cast is required for the election of Directors. This means that the Director nominee with the most votes for a particular slot is elected for that slot. Only votes “for” or “withheld” affect the outcome. Abstentions are not counted for purposes of the election of Directors.

The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting, either in person or by proxy, assuming a quorum is present, is required to approve the amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Abstentions and, if applicable, broker non-votes, are not counted as votes “for” or “against” these proposals.

Revocability of Proxies

Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted by:

•       sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Bryon K. Bequette, in care of MathStar, Inc. at 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124;

•       submitting a properly signed proxy with a later date to our Corporate Secretary;

•       voting by telephone or via the Internet after your prior telephone or Internet vote; or

•       attending the Annual Meeting and voting in person.

If a broker, bank or other nominee holds your shares, you must contact it in order to find out how to revoke your proxy.

Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

Other Business

Although the notice of Annual Meeting provides for transaction of such other business as may properly come before the Annual Meeting, the Board of Directors currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this proxy statement and on the enclosed form of proxy. The enclosed proxy gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.

FINANCIAL INFORMATION

MathStar’s 2005 Annual Report to Stockholders including, but not limited to, the balance sheets as of December 31, 2005 and 2004 and the related statements of operations, stockholders’ equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2005 and cumulative for the period from inception (April 14, 1997) through December 31, 2005, accompanies these materials. A copy of the 2005 Annual Report to Stockholders may be obtained without charge upon request to MathStar’s Corporate Secretary, Mr. Bryon K. Bequette. In addition, MathStar will provide without charge to any stockholder, upon the stockholder’s written request, a copy of its Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission. Requests should be directed to Mr. Bryon K. Bequette, MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The business and affairs of MathStar are managed under the direction of its Board of Directors. All of our Directors are elected at each Annual Meeting to serve until their successors are duly elected and qualified or until their earlier death, resignation or removal. If any of the nominees for Director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the proxy holders named in the proxy will have discretionary authority to vote, pursuant to the proxy, for a suitable substitute or substitutes selected in accordance with the best judgment of the proxy holders.

The affirmative vote of a plurality of the shares of common stock of MathStar represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of Directors.

The Board of Directors recommends that the stockholders vote FOR the slate of nominees named in the table below.

The Board, upon the recommendation of the Nominating and Governance Committee, has nominated the persons named in the table below for election as Directors:

Name	Position	Age(1)	Director Since
Douglas M. Pihl	Chairman, President and Chief Executive Officer	66	April 1997
Benno G. Sand	Director, Chairman of the Audit Committee	51	August 2001
Merrill A. McPeak	Director, Chairman of the Compensation Committee	70	October 2005
Morris Goodwin, Jr.	Director, Chairman of the Governance and Nominating Committee	54	October 2005

(1)          As of March 1, 2006.

Each of these nominees is presently serving on our Board and has served continuously as a member of our Board since the month and year indicated. The Board has determined that each of Benno G. Sand, Merrill A. McPeak and Morris Goodwin, Jr. qualifies as an independent director under the Marketplace Rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). Accordingly, the Board is composed of a majority of independent directors as required by Nasdaq’s Marketplace Rules.

Certain biographical information about our Board members follows:

Douglas M. Pihl has been Chairman, Chief Executive Officer and President of MathStar since he founded it in 1997. He has been a director of Vital Images, Inc. (Nasdaq: VTAL) since May 1997 and Chairman of the Board of Vital Images since December 1997. Vital Images designs, markets and sells technology that uses high-speed volume visualization and analysis to create interactive two-, three- and four-dimensional images from two-dimensional information gathered by standard CT, MRI and PET scanners. In 1996, Mr. Pihl co-founded RocketCHiPS, Inc., a developer of high-speed silicon CMOS integrated circuits and related intellectual property aimed at the high-speed wired and wireless communications markets. He served as RocketCHiPS’ Chairman and Chief Financial Officer until the company was sold to Xilinx, Inc. (Nasdaq: XLNX) in November 2000. Mr. Pihl also is a board member of Plain Sight Systems, Inc., a privately-held data extraction solutions provider. Since January 1997, Mr. Pihl has been a director of Astrocom Corporation, a privately-held provider of redundant Internet access solutions. Astrocom was a publicly-held company that voluntarily filed for bankruptcy protection in July 2004 under Chapter 11 of the United States Bankruptcy Code. Astrocom emerged from bankruptcy protection in September 2004, and it became a non-reporting privately-held company in November 2004.

Benno G. Sand is Executive Vice President, Business Development, Investor Relations and Secretary at FSI International, Inc. (Nasdaq: FSII), a global supplier of wafer-cleaning and resist-processing equipment and technology, and he has served in such positions since January 2000. Mr. Sand currently serves on the board of PPT Vision, Inc. (Nasdaq: PPTV), which designs, manufactures, markets and integrates 2D machine vision-based automated inspection systems for manufacturing applications. He also serves on the boards of eight subsidiaries of FSI International.

Merrill A. McPeak has been a Director of MathStar since October 26, 2005, which was the effective date of MathStar’s initial public offering. He has been the President of McPeak and Associates, an aerospace consultant firm, since 1995. He was Chief of Staff of the United States Air Force from October 1990 until October 1994, when he retired. Mr. McPeak has served as a director of Tektronix, Inc. (NYSE: TEK), which manufactures, markets and services test measurement and monitoring solutions to industries, including communications, semiconductors, government and military/aerospace, since March 1995. He also serves as the chairman of its audit committee and a member of its organization and compensation committee. He serves on the boards of directors of the following publicly-held companies: Centerspan Communications Corp. (CSCC.PK), Del Global Technologies Corp. (DGTC.PK), Gigabeam Corp. (GGBM.OB) and Health Sciences Group, Inc. (HESG.OB). He also serves on the boards of eight privately-held companies.

Morris Goodwin, Jr. has been a Director of MathStar since October 26, 2005, which was the effective date of MathStar’s initial public offering. He has been the President and Chief Operations Officer of The Hogan Company, a broker-dealer registered with the National Association of Securities Dealers, Inc. (“NASD”), since August 2005. Mr. Goodwin also has been the Chief Financial Officer and Executive Vice President of Vivius, Inc., a healthcare services technology company, since December 2000. From August 1997 to September 2000, he served as the Senior Vice President and Treasurer at Deluxe Corporation (DLX:NYSE). He currently serves on the boards of the following non-profit organizations: Minneapolis Foundation, Twin Cities RISE! and the Metropolitan Economic Development Association. Mr. Goodwin is a registered representative with the NASD and a registered principal of The Hogan Company.

There are no family relationships among our executive officers and Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2005, and until June 14, 2005, MathStar was a Minnesota corporation, and its Board of Directors consisted of Douglas M. Pihl, Benno G. Sand and three former non-employee Directors. Effective June 14, 2005, MathStar became a Delaware corporation, and from June 14, 2005 until October 26, 2005, which was the effective date of its initial public offering, its Board consisted of Messrs. Pihl and Sand. On October 26, 2005, Merrill A. McPeak and Morris Goodwin, Jr. were added to the Board.

During 2005, our Board of Directors met four times and took action by writings 10 times. During 2005, all Directors attended all of the meetings of the Board of Directors and any committees of which the Director was a member during the periods that he served.

The standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. Effective on October 26, 2005, Benno G. Sand, Merrill A. McPeak and Morris Goodwin, Jr. became the members of our Board’s Audit Committee, Compensation Committee and Governance and Nominating Committee.

Executive Sessions; Attendance at Annual Meeting of Stockholders

The Board has adopted a policy of meeting in executive session, with only independent Directors being present, on a regular basis and at least twice per year.

It is the policy of the Board that each member of the Board should attend MathStar’s annual meeting of stockholders whenever practical, and that at least one member of the Board must attend each annual meeting.

Audit Committee

The Audit Committee’s responsibilities and authorities include assisting the Board in the oversight of accounting and reporting processes and audits of the financial statements of MathStar, the independence and qualifications of MathStar’s independent registered public accounting firm, and MathStar’s compliance with legal and regulatory requirements.

From January 1, 2005 until October 26, 2005, the Audit Committee consisted of Benno G. Sand (chairman) and Douglas M. Pihl. Since October 26, 2005, which is the effective date of our initial public offering, Mr. Pihl ceased to serve on the Audit Committee, and it has consisted of Benno G. Sand (chairman), Merrill A. McPeak and Morris Goodwin, Jr. MathStar’s Board of Directors has determined that all members of the Audit Committee are independent under Nasdaq’s Marketplace Rules and the applicable rules under the Securities Exchange Act of 1934. The Board also has determined that Benno G. Sand is qualified as an “audit committee financial expert,” as that term is defined in Item 401(h)(2) of Regulation S-K of the Securities and Exchange Commission. The Audit Committee met twice in 2005.

The Board adopted the Audit Committee Charter on August 31, 2005, and a copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Compensation Committee

The Compensation Committee determines compensation for our executive officers, administers our incentive and compensation plans, including our 2004 Amended and Restated Long-Term Incentive Plan, and addresses general compensation issues for us.

From January 1, 2005 until June 14, 2005, the Board’s Compensation Committee consisted of Benno G. Sand and two former non-employee Directors of MathStar. From June 14, 2005 until October 26, 2005, our Compensation Committee consisted of Mr. Sand. Since October 26, 2005, the Compensation Committee has consisted of Merrill A. McPeak (chairman), Morris Goodwin, Jr. and Benno G. Sand. The Board of Directors has determined that all members of the Compensation Committee are independent within the meaning of Nasdaq’s Marketplace Rules. The Compensation Committee met once in 2005.

The Board adopted the Compensation Committee Charter on August 31, 2005, and it is available on our website, free of charge, at www.MathStar.com. You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Governance and Nominating Committee

The Governance and Nominating Committee assists the Board in complying with and overseeing MathStar’s Code of Business Conduct and Ethics (the “Code”); reviews and resolves conflicts of interest situations between a Director, executive officer or employee of MathStar and MathStar; considers and, if necessary or appropriate, grant waivers of the Code; reviews and considers developments in corporate governance practices; identifies and recommends individuals to the Board for nomination as members of the Board and its committees; and develops and oversees the process for nominating Board members.

Since October 26, 2005, the Compensation Committee has consisted of Morris Goodwin, Jr. (chairman), Benno G. Sand and Merrill A. McPeak. The Board of Directors has determined that all members of the Governance and Nominating Committee are independent within the meaning of Nasdaq’s Marketplace Rules. The Governance and Nominating Committee met once in 2005.

The Board adopted the Governance and Nominating Charter on August 31, 2005, it is available on our website, free of charge, at www.MathStar.com. You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

CODE OF BUSINESS CONDUCT AND ETHICS

We adopted the Code, which applies to all of our Directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. The Governance and Nominating Committee of the Board is responsible for overseeing the Code. In accordance with Nasdaq’s Marketplace Rules, any waivers of the Code for Directors and executive officers must be approved by MathStar’s Board of Directors. The Code is available, free of charge, on our website at www.MathStar.com. We will also post any waivers or our Code for our Directors or executive officers on our website. We will provide, free of charge to any person, a copy of our Code. Requests should be sent to our Corporate Secretary at MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Governance and Nominating Committee (the “Governance Committee”) identifies and recommends candidates believed by it to be qualified to stand for election as Directors of MathStar or to fill any vacancies on the Board. In identifying Director candidates, the Governance Committee may retain third party search firms.

In order to evaluate and identify Director candidates, the Governance Committee considers the suitability of each Director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Governance Committee seeks highly qualified and experienced Director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. The Governance Committee does not assign any particular weight or priority to any of these factors. The Board’s Governance Committee has established the following minimum requirements for Director candidates: being able to read and understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a Director of MathStar; having not been convicted in a criminal proceeding other than traffic violations during the five years before the date of selection; and being willing to comply with the MathStar Code of Business Conduct and Ethics. The Governance Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The Governance Committee may review Director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Governance Committee deems proper. After such review and consideration, the Governance Committee Designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Governance Committee recommends for Board approval any new Directors to be nominated.

STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS

Stockholders who have owned at least 10,000 shares of our common stock for at least a 12-month period may make recommendations to the Nominating Committee for potential Board members as follows:

•       The recommendation must be made in writing to MathStar, Inc., Attention:  Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124, and it must be received by MathStar at least 120 days before the next annual meeting of stockholders.

•       The recommendation must include the Director candidate’s name; home and business contact information; detailed biographical data and qualifications (including at least five years of employment history); whether the candidate can read and understand financial statements; information regarding any relationships between the candidate and MathStar within the last three years; and evidence of the recommending person’s ownership of MathStar common stock.

•       The recommendation must contain a statement from the recommending stockholder in support of the candidate; a list of professional references; and a description of the candidate’s qualifications, particularly those that pertain to Board membership, including qualifications related to character, judgment, diversity, age, independence, expertise, corporate experience, length of service and other commitments.

•       The recommendation must include other information sufficient to enable the Governance Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.”

•       It must also include a statement from the Director candidate indicating that he or she consents to serve on the Board and could be considered “independent” under Nasdaq’s Marketplace Rules and the applicable rules and requirements of the Securities and Exchange Commission (“SEC”) in effect at that time.

If a Director candidate is eligible to serve on the Board of Directors, and if the recommendation is proper, the Governance Committee then will deliberate and make its recommendation to the Board regarding the Board candidate.

The Governance Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board of Directors, or any Committee of our Board, by electronic mail at bod@MathStarco.com or by regular mail at MathStar, Inc., Attn:  Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124. All communications will be reviewed by management and then forwarded to the appropriate Director or Directors or to the full Board, as appropriate.

DIRECTOR COMPENSATION

Director Fees

Our non-employee Directors receive a cash retainer of $1,500 per quarter plus a meeting fee of $750 per board meeting. The chairperson of the Audit Committee receives $1,000 per meeting of the Audit Committee, and the other members of the Audit Committee receive $750 per meeting of the Audit Committee. The chairpersons of the Compensation Committee and the Governance Committee receive a $750 per Committee meeting, and the other members of such Committees receive $500 per committee meeting.

Director Options

Non-employee Directors automatically receive an option to purchase 25,000 shares of MathStar’s common stock when they are initially elected or appointed to our Board, which vests as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as they are Directors of MathStar. Non-employee Directors also automatically receive an option to purchase 5,000 shares upon each annual occurrence of their re-election to the Board, which will vest as to all of the shares subject to the option on the first anniversary date of the date of grant if they are then Directors of MathStar. The exercise price of these options is and will be equal to the market price of our common stock on the date of grant, and all options expire 10 years after the date of grant. Messrs. Sand, McPeak and Goodwin each received an option to purchase 25,000 shares at an exercise price of $6.00 per share on the October 26, 2005 effective date of our initial public offering. The exercise price is equal to the initial public offering price per share on the date of grant.

PROPOSAL 2
APPROVAL OF AMENDMENTS TO MATHSTAR, INC. 2004 AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN

The MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan (“2004 Incentive Plan”) was adopted by the Board of Directors on October 8, 2004 and amended by the Board on May 10, 2005. The 2004 Incentive Plan, as so amended, was approved by our stockholders on June 10, 2005. On February 28, 2006, the Board approved amendments to the 2004 Incentive Plan which would increase the number of shares subject to the 2004 Incentive Plan from 1,333,334 shares to 1,633,334 shares and include in the 2004 Incentive Plan the non-employee Director stock option program adopted by the Board in 2005 and described in the section of this proxy statement entitled “Director Compensation—Director Options.”  A copy of the 2004 Incentive Plan, as proposed to be amended, is attached to this proxy statement as Appendix B. The stockholders are being asked to approve the proposed amendments to the 2004 Incentive Plan at the Annual Meeting.

The Board of Directors is proposing to increase the number of shares subject to the 2004 Incentive Plan by 300,000 shares because that is approximately the number of shares available on February 28, 2006 for the grant of options under the MathStar, Inc. 2000 Combined Incentive and Non-Statutory Stock Option Plan and MathStar, Inc. 2002 Combined Incentive and Non-Statutory Stock Option Plan. For administrative convenience, the Board has terminated such stock option plans, except for options outstanding on the effective date of termination. However, the termination of the 2000 and 2002 stock option plans will be effective only if MathStar’s stockholders approve the proposed amendments to the 2004 Incentive Plan described in this proxy statement.

The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting, either in person or by proxy, assuming a quorum is present, is required to approve the proposed amendments to the 2004 Incentive Plan.

The Board of Directors recommends that the stockholders vote FOR approval of the proposed amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan.

The following is a summary of the terms of the 2004 Incentive Plan, and it is qualified by reference to the 2004 Incentive Plan, as amended, a copy of which is included in this proxy statement as Appendix B.

General Description of the 2004 Incentive Plan

The 2004 Incentive Plan currently provides that the total number of shares of MathStar’s common stock that may be subject to options, restricted stock awards and other equity awards granted under the 2004 Incentive Plan shall not exceed 1,333,334 shares. The Board has approved an increase in the number of shares to 1,633,334 shares, subject to stockholder approval. As of March 1, 2006, awards consisting of 474,903 shares of restricted stock grants and options to purchase 844,168 shares of MathStar common stock were outstanding under the 2004 Incentive Plan.

The purpose of the 2004 Incentive Plan is to aid MathStar in recruiting and retaining employees, Directors, independent contractors and other service providers to MathStar and to motivate such employees, Directors, independent contractors and other service providers to exert their best efforts on behalf of MathStar by providing incentives through the grant of incentive stock options (“ISOs”) qualified as such under Section 422 of the Internal Revenue Code of 1986 (the “Code”) and nonqualified stock options (“NQOs” and, together with ISOs, “Options”), awards of restricted stock, stock appreciation rights, other stock-based awards, cash-based awards or any combination of such awards (collectively, the “Awards”). Management believes that MathStar benefits from the stock ownership opportunities and other benefits provided to participants under the 2004 Incentive Plan to encourage alignment of their interest in MathStar’s success with that of other stakeholders.

If MathStar’s stockholders approve the proposed amendments to the 2004 Incentive Plan at the Annual Meeting, the MathStar, Inc. 2000 Combined Incentive and Non-Statutory Stock Option Plan and MathStar, Inc. 2002 Combined Incentive and Non-Statutory Stock Option Plan will terminate effective on the date of such approval, except for Options outstanding under the 2000 and 2002 stock option plans as of such date. To enable MathStar to continue to grant awards in furtherance of the purposes and objectives of the 2004 Incentive Plan, the Board recommends that the stockholders approve the proposed amendments to the 2004 Incentive Plan.

Administration

The 2004 Incentive Plan is administered by the Compensation Committee of MathStar’s Board of Directors, which has the exclusive power to make Awards and to determine when and to whom Awards will be granted under the 2004 Incentive Plan. In addition, the Compensation Committee determines the form, amount and other terms and conditions of each Award, subject to the provisions of the 2004 Incentive Plan. The determinations made by the Compensation Committee under the 2004 Incentive Plan are not required to be made on a uniform basis and are final, binding and conclusive.

Participants

A participant in the 2004 Incentive Plan means an employee of MathStar or an “Affiliate” (as the term “Affiliate” is defined in the 2004 Incentive Plan) who is selected by the Compensation Committee to participate in the Plan; a Director of MathStar who receives Options or Awards under the 2004 Incentive Plan; or any consultant, agent, advisor or independent contractor who is selected by the Compensation Committee to participate in the 2004 Incentive Plan and who renders bona fide services to MathStar or an Affiliate. However, only employees of MathStar are eligible for selection to receive Options qualified as ISOs under Section 422 of the Code.

Termination Date

The 2004 Incentive Plan will terminate on the earlier of the date on which it is terminated by MathStar’s Board of Directors or October 7, 2014. However, the termination of the 2004 Incentive Plan will not affect any Awards then outstanding under the 2004 Incentive Plan. The Board of Directors may amend, alter or discontinue the 2004 Incentive Plan. However, no amendment, alteration or discontinuation may be made by the Board without the consent of a participant in the 2004 Incentive Plan if such action would diminish any of the rights of the participant under any Award held by the participant.

Shares Subject to 2004 Incentive Plan

The 2004 Incentive Plan currently provides that the total number of shares of MathStar’s common stock that may be issued under the 2004 Incentive Plan is 1,333,334 shares, subject to adjustments as provided in the 2004 Incentive Plan. The Board is proposing that the number of shares subject to the 2004 Incentive Plan be increased to 1,633,334 shares. The shares to be issued under the 2004 Incentive Plan are currently authorized but unissued shares of common stock of Company. The number of shares of MathStar’s common stock available under the 2004 Incentive Plan and under equity Awards granted under the 2004 Incentive Plan, the exercise price of any Option and the exercise price of any stock appreciation right granted under the 2004 Incentive Plan will be appropriately adjusted upon any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalizations of MathStar.

Options

Upon the grant of an Option under the 2004 Incentive Plan, other than the automatic grant of Options to MathStar’s non-employee Directors described below, the Compensation Committee fixes a number of shares of MathStar’s common stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. With regard to ISOs, the exercise price cannot be less than the “fair market value” of the common stock at the time the ISO is granted or 110% of such fair market value in certain cases. In addition, the aggregate fair market value of common stock (determined at the time an ISO is granted) subject to ISOs granted to an employee under all of MathStar’s option plans that become exercisable for the first time by such employee during any calendar year may not exceed $100,000. The exercise price of NQOs may be less than, equal to or greater than fair market value. Each Option granted under the 2004 Incentive Plan will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than 10 years after the date of grant. Payment for shares upon exercise of any Option granted under the 2004 Incentive Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Automatic Grants of NQOs to Non-Employee Directors.   As proposed to be amended, the 2004 Incentive Plan will provide non-employee Directors of MathStar (each an “Eligible Director”) with automatic grants of NQOs. Each Eligible Director will be automatically granted NQOs to purchase 25,000 shares on the date of his or her initial election or appointment to the Board of Directors (in each case, an “Initial Grant”), which will vest as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as he or she is a Director of MathStar. Each Eligible Director will also automatically receive an option to purchase 5,000 shares upon each annual occurrence of his or her re-election to the Board, which will vest as to all of the shares subject to the option on the first anniversary date of the date of grant if he or she is then a Director of MathStar. All options automatically granted under the 2004 Incentive Plan expire 10 years after the date of grant. This automatic option grant program is identical to the program previously adopted by the Board and described in the section of this proxy statement entitled “Director Compensation—Director Options.”

The exercise price per share for each NQO automatically granted under the 2004 Incentive Plan to Eligible Directors will not be less than the fair market value of a share of MathStar’s common stock on the date such NQO is granted. Payment for shares upon exercise of any NQOs automatically granted to Eligible Directors under the 2004 Incentive Plan may be made in cash, in shares of MathStar’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

In addition to such automatic NQO grants, the 2004 Incentive Plan also permits the Compensation Committee to make discretionary grants of stock options to any and all Directors, including Eligible Directors, as described below.

Discretionary Option Grants of NQOs to Non-Employee Directors.   Upon the discretionary grant of NQOs to MathStar’s non-employee Directors under the 2004 Incentive Plan, the Board of Directors will fix the number of shares of MathStar’s common stock that the optionee may purchase upon exercise of the option and the exercise price at which the shares may be purchased. The exercise price of such NQOs cannot be less than the fair market value of the common stock at the time the option is granted. Each NQO will be exercisable by the optionee only during the term fixed by the Board of Directors, with such term ending not later than 10 years after the date of grant. Payment for shares upon exercise of any NQOs granted to Eligible Directors under the 2004 Incentive Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights (“SARs”) under the 2004 Incentive Plan independent of an Option or in connection with an Option. Upon the grant of a SAR under the 2004 Incentive Plan, the Compensation Committee will fix its exercise price, which cannot be less than the fair market value of MathStar’s common stock and, in the case if a SAR granted in conjunction with an Option, not less than the exercise price of the related Option. Each SAR granted independent of an Option will entitle a participant upon exercise to an amount equal to the excess of the fair market value of the common stock on the date of exercise less the exercise price per share, times the number of shares of common stock covered by the SAR. As determined by the Compensation Committee at the time of grant, payment of such amount upon exercise of a SAR will be made in shares of common stock or in cash, or partly in shares and partly in cash.

Restricted Stock Awards

Restricted stock awards granted under the 2004 Incentive Plan will entitle the holder to receive shares of MathStar’s common stock, which are subject to forfeiture to MathStar and transfer restrictions if certain conditions are not met as determined by the Compensation Committee at the time of grant. When a restricted stock award is granted, the Compensation Committee may establish a period during which the holder cannot sell or otherwise transfer the shares subject to the award. During such period, the holder of the restricted stock award otherwise has the rights of a stockholder of MathStar with respect to the shares subject to the award, including the right to vote the shares and to receive any dividends and other distributions. The Compensation Committee may determine the period of time during which a participant receiving a restricted stock award must remain a continuous employee of MathStar in order for the forfeiture and transfer restrictions to lapse. In addition, the Compensation Committee may provide that such restrictions lapse in installments with respect to specified portions of the shares of stock covered by the restricted stock award. The Compensation Committee also may impose performance or other conditions that will subject the shares subject to the award to forfeiture and transfer restrictions. The Compensation Committee may, at any time, waive all or any part of any restrictions applicable to restricted stock awards.

Other Awards

Other Stock-Based Awards.   Under the 2004 Incentive Plan, the Compensation Committee will have the power to grant awards of shares of MathStar’s common stock and awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock or their fair market value. The 2004 Incentive Plan provides that such other stock-based awards will be in such form, and will depend on such conditions, as the Compensation Committee determines including, without limitation, the right to receive, or vest with respect to, one or more shares of common stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Subject to the provisions of the 2004 Incentive Plan, the Compensation Committee will determine the number of shares of common stock to be awarded to a participant under other stock-based awards, whether such awards shall be settled in cash, shares of common stock or combination of cash and such shares, and other terms and conditions of such awards.

Other Cash-Based Awards.   Subject to the terms of the 2004 Incentive Plan, the Compensation Committee may grant other incentives denominated in cash and payable in cash under the 2004 Incentive Plan as it determines to be in the best interests of MathStar and subject to such other terms and conditions as it deems appropriate.

Performance-Based Awards.   Under the 2004 Incentive Plan, the Compensation Committee may grant performance-based Options, awards of restricted stock or other awards, which will be based on the attainment of written performance goals approved by the Compensation Committee for a performance period established by the Committee. The performance goals must be objective and must be based upon the criteria set forth in the 2004 Incentive Plan. Under the 2004 Incentive Plan, the Compensation Committee must determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and must certify and ascertain the amount of the applicable performance-based award. The amount of a performance-based award actually paid to a participant under the 2004 Incentive Plan may be less than the amount determined by the applicable performance goal formula, at the discretion of the Compensation Committee. The amount of the performance-based award will be paid to the participant at such time as determined by the Compensation Committee after the end of the covered performance period.

Non-Transferability of Awards

Awards granted under the 2004 Incentive Plan are non-transferable other than by will or by the applicable laws of descent and distribution. In addition, a participant may designate a beneficiary to succeed to the participant’s Awards under the 2004 Incentive Plan if allowed by the agreement evidencing the Award, in which case the Award may be exercised by the personal representative for the participant’s estate or by any other person who acquired the right to exercise such Award by reason of the participant’s death. During a participant’s lifetime, all Awards granted under the 2004 Incentive Plan may be exercised only by the participant.

Federal Income Tax Consequences

The following description is a general summary of the current federal income tax provisions relating to the grant and exercise of ISOs and NQOs under the 2004 Incentive Plan, the grant of other awards under the 2004 Incentive Plan, and the sale of shares of common stock acquired through exercise of Options or under a SAR, restricted stock award or other stock-based award. The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions relate only to individuals who are not dealers in securities or corporations or some other entity for federal income tax purposes. The tax consequences will not be the same for all taxpayers and may vary with individual circumstances. The following discussion necessarily condenses or eliminates many details that might adversely affect some taxpayers significantly.

Incentive Stock Options.   Options granted under the 2004 Incentive Plan may be “incentive stock options” under Section 422 of the Code. The recipient of an ISO will not realize taxable income, and MathStar will not receive an income tax deduction, upon the grant or the exercise of an ISO. Generally, if an optionee exercises an ISO at any time prior to three months after termination of the optionee’s employment and does not sell the shares acquired upon exercise of an ISO within the later of either (i) two years after the grant of the ISO or (ii) one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain. If the optionee does not satisfy these holding requirements and the optionee sells or disposes of the shares acquired upon exercise of an ISO, then the overall gain or loss on such sale or disposition is divided into compensation and capital elements. The overall gain or loss is an amount equal to the difference between the sale price of the shares and the exercise price. With respect to the compensation element, the optionee must recognize as ordinary compensation income upon such sale or disposition an amount equal to the difference between (a) the lower of (i) the fair market value of the shares at the date of the ISO exercise or (ii) the sale price of the shares, and (b) the exercise price. MathStar would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. However, the optionee will not be subject to withholding on the compensation element. With respect to the capital element, the optionee must recognize as capital gain or loss the difference between the overall gain (or loss) and the compensation element. If the shares have been held for more than 12 months, then any such gain or loss will be long-term capital gain or loss.

Upon the exercise of an ISO, the excess of the stock’s fair market value on the date of exercise over the exercise price will be included in the optionee’s alternative minimum taxable income (“AMTI”) and may result in the imposition of alternative minimum tax on such AMTI. Liability for the alternative minimum tax is complex and depends upon an individual’s overall tax situation.

Non-Qualified Stock Options.   Options granted under the Plan may be NQOs governed by Section 83 of the Code. Generally, upon the grant of an NQO, neither MathStar nor the optionee will experience any tax consequences, unless the NQO has a readily ascertainable value. Upon exercise of an NQO granted under the 2004 Incentive Plan, or upon the exercise of an Option initially intended to be an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock received over the exercise price paid by the optionee with respect to such shares. The amount recognized as ordinary income by the optionee will increase the optionee’s basis in the stock acquired upon the exercise of the NQO. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of an NQO. MathStar will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee’s exercise of the NQO. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term capital gain or loss depending upon the holding period for the stock and upon the stock’s subsequent appreciation or depreciation in value.

Stock Appreciation Rights.   The grant of a stock appreciation right under the 2004 Incentive Plan will not result in income for the participant or in a tax deduction for MathStar. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and MathStar generally will be entitled to a tax deduction in the same amount.

Restricted Stock Awards.   Restricted stock awards are governed by Section 83 of the Code. Generally, a participant recognizes no taxable income when he or she receives a restricted stock award under the 2004 Incentive Plan. However, the participant generally will recognize ordinary income when the restrictions on such shares lapse in an amount equal to the excess of (a) the fair market value of such shares at the time the restrictions lapse, over (b) the price, if any, paid for such shares. However, if the participant makes an election with respect to such shares under Section 83(b) of the Code not later than 30 days after the date shares are transferred to the participant pursuant to the award, the participant will recognize ordinary income at the time of the restricted stock award in an amount equal to the excess of (x) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such award over (y) the price, if any, paid for such shares. If, after the lapse of restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on the participant’s holding period for such shares and upon the shares’ subsequent appreciation or depreciation in value.

Other Awards.   In general, participants will recognize ordinary income upon the receipt of shares or cash with respect to other stock-based and cash-based awards granted under the 2004 Incentive Plan, and MathStar will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains certain information regarding the beneficial ownership as of March 1, 2006 of our common stock by (i) each person who is known by MathStar to own beneficially more than 5% of the outstanding shares of our common stock; (ii) each Director and nominee for Director of MathStar; (iii) each executive officer of MathStar named in the Summary Compensation Table set forth under the section of this proxy entitled “Executive Compensation;” and (iv) all current executive officers and Directors as a group. This information is based on information received from or on behalf of the named individuals. Unless otherwise indicated, the address of each stockholder listed in the following table is c/o MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Shares Outstanding(2)
Douglas M. Pihl	1,477,835	(3)	8.5%
Benno G. Sand	73,335	(4)	*
Merrill A. McPeak	26,000	(5)	*
Morris Goodwin, Jr.	25,000	(6)	*
Daniel J. Sweeney	266,668	(7)	*
James W. Cruckshank	220,000	(8)	*
Ronald K. Bell	103,501	(9)	*
Timothy A. Teckman	183,334	(10)	*
Sean P. Riley	183,334	(11)	*
Bryon K. Bequette	106,069	(12)	*
Glen R. Wiley	180,000	(13)	*
All current executive officers and Directors as a group (11 persons)(14)	2,845,076	(15)	12.4%

             *  Less than one percent

   (1)  Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

   (2)  Based on 17,476,519 shares outstanding as of March 1, 2006. Such number does not include 4,083,457 shares of common stock issuable upon exercise of stock options and warrants outstanding as of March 1, 2006. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) on March 1, 2006 or within 60 days of March 1, 2006 upon the exercise of stock options and warrants.

   (3)  Includes 125,334 shares jointly owned by Mr. Pihl and his wife. Does not include 2,834 shares and warrants to purchase 137,492 shares owned by Mr. Pihl’s wife of which Mr. Pihl disclaims beneficial ownership. Mr. Pihl also disclaims beneficial ownership of 8,001 shares owned by irrevocable trusts for which Mr. Pihl was the grantor and Mr. Bryon K. Bequette is the trustee. Ms. Pihl disclaims beneficial ownership of the shares held only in Mr. Pihl’s name.

   (4)  Consists of 13,334 outstanding shares, options to purchase 58,334 shares and warrants to purchase 1,667 shares.

   (5)  Consists of 1,000 outstanding shares and options to purchase 25,000 shares.

   (6)  Consists of options to purchase 25,000 shares.

   (7)  Consists of options to purchase 183,334 shares and 83,334 shares subject to restricted stock awards over which Mr. Sweeney has voting but not dispositive power.

   (8)  Consists options to purchase 145,000 shares and 75,000 shares subject to restricted stock awards over which Mr. Cruckshank has voting but not dispositive power.

   (9)  Consists of options to purchase 83,334 shares and 20,167 shares subject to restricted stock awards over which Mr. Bell has voting but not dispositive power.

(10) Consists of options to purchase 91,667 shares and 91,667 shares subject to restricted stock awards over which Mr. Teckman has voting but not dispositive power.

(11) Consists of options to purchase 100,000 shares and 83,334 shares subject to restricted stock awards over which Mr. Riley has voting but not dispositive power.

(12) Consists of 6,667 outstanding shares, options to purchase 83,334 shares, 8,067 shares subject to restricted stock awards over which Mr. Bequette has voting but not dispositive power, and 8,001 shares owned by trusts of which Mr. Bequette is the trustee.

(13) Consists of options to purchase 120,000 shares and 60,000 shares subject to restricted stock awards over which Mr. Wiley has voting but not dispositive power.

(14) Consists of Messrs. Pihl, Sand, McPeak, Goodwin, Sweeney, Cruckshank, Bell, Teckman, Riley, Bequette and Glen R. Wiley, who became an executive officer of MathStar in January 2006.

(15) Includes options and warrants to purchase a total of 916,670 shares and 421,569 shares subject to restricted stock awards over which the executive officers owning such awards have voting but not dispositive power.

EXECUTIVE OFFICERS

The following table identifies our current executive officers, the positions they hold, and the month and year in which they began serving as an executive officer. Our executive officers have been appointed by our Board of Directors to hold office until their successors are elected and qualified or their earlier death, resignation or removal.

Name	Age(1)	Current Position(s) with MathStar	Executive Officer Since
Douglas M. Pihl	66	Chairman of the Board, President and Chief Executive Officer	April 1997
Daniel J. Sweeney	47	Chief Operating Officer	March 2005
James W. Cruckshank	51	Vice President of Administration and Chief Financial Officer	June 2005
Ronald K. Bell	63	Chief Technology Officer	May 2003
Timothy A. Teckman	47	Vice President of Engineering	April 2005
Sean P. Riley	37	Vice President of Marketing	April 2005
Glen R. Wiley	55	Vice President of Sales	January 2006
Bryon K. Bequette	47	General Counsel and Corporate Secretary	June 2000

(1)          As of March 1, 2006.

Douglas M. Pihl.  For biographical information for Douglas M. Pihl, see “Election of Directors” above.

Daniel J. Sweeney has been Chief Operating Officer of MathStar since March 2005. From June 1982 until June 2004, he was employed by Intel Corporation (Nasdaq: INTC), most recently as Marketing Manager of the WiMax Division from October 2003 to June 2004, General Manager of the Optical Platform Division from March 2001 to September 2003, and General Manager of the Home Network Division from November 1997 until March 2001. Intel is the world’s largest semiconductor chip maker whose products include chips, boards and other semiconductor components that are the building blocks integral to computers, servers and networking and communications products.

James W. Cruckshank has served as Vice President of Administration and Chief Financial Officer of MathStar since June 2005. Since November 2003, he has been a partner in Tatum CFO Partners LLP, a nationwide partnership that provides financial and information technology leadership. Mr. Cruckshank continues to be a partner in Tatum, and we have entered into an agreement with Tatum to use its resources while Mr. Cruckshank remains an employee of ours and a partner in Tatum. From March 2004 to April 2005, Mr. Cruckshank was Chief Financial Officer of Synetics Solutions, Inc. From March 2000 to February 2004, he served as Chief Financial Officer for a number of companies, including construction, retail, and emerging technology companies. From January 1999 to February 2000, Mr. Cruckshank was Vice President and Chief Financial Officer of Assisted Living Concepts, Inc., an operator of assisted living facilities. Assisted Living Concepts, Inc. was a publicly-held company that voluntarily filed for bankruptcy protection in October 2001 under Chapter 11 of the United States Bankruptcy Code. Assisted Living Concepts emerged from bankruptcy protection in January 2002.

Ronald K. Bell has been Chief Technology Officer of MathStar since May 2003. From April 1999 until May 2003, Mr. Bell was an executive officer of Micro Linear Corporation (Nasdaq: MLIN), a developer of integrated circuits and modules designed to enable cost-effective, high-performance digital wireless communications and connectivity for a broad range of voice and data applications. He was Chief Technology Officer of Micro Linear Corporation from October 2002 until May 2003, Senior Vice President of Engineering from May 2000 until October 2002, and Vice President, Communications from April 1999 until May 2000. Mr. Bell also is a member of the Board of Trustees of the Wayne Brown Institute, a non-profit educational organization the purpose of which is to promote entrepreneurship.

Timothy A. Teckman has been the Vice President of Engineering of MathStar since April 2005. From September 2003 until March 2005, he was Director of Engineering at Intel Corporation (Nasdaq: INTC), and from July 1999 until August 2003, he was General Manager of the Wireless Wide Area Networking Operation at Intel.

Sean P. Riley has been Vice President of Marketing of MathStar since April 2005 and Interim Vice President of Sales from September 6, 2005 to January 9, 2006. From June 1992 to April 2005, he was employed by Intel Corporation (Nasdaq: INTC). Most recently, Mr. Riley was Director of Strategic Marketing at Intel Corporation from May 2002 until April 2005 and General Manager, Enterprise Components Division from May 2000 until April 2002.

Glen R. Wiley has been Vice President of Sales of MathStar since January 2006. From May 2004 until January 2006, he was the President and Chief Executive Officer of Advisor Plus, a consulting company focused on business development, sales organization analysis, coaching, training and positioning. From January 2003 to May 2004, he was employed by Flextronics International Ltd. (Nasdaq: FLEX) as Vice President Applications Communication Sector. Mr. Wiley was Vice President and General Manager, Digital ASIC Division, at Orbit Semiconductor, Inc. from April 1999 to January 2003 and Vice President of Worldwide Sales from January 1992 to January 1996. Orbit Semiconductor, Inc. was a publicly-held company (Nasdaq: ORRA) until August 1996, when it was acquired by and became a wholly-owned subsidiary of The DII Group, Inc. (Nasdaq: DIIG). The DII Group, Inc. was acquired by and became a wholly-owned subsidiary of Flextronics International Ltd. in April 2000. From April 1997 to April 1999, Mr. Wiley was Vice President of Worldwide Sales of Pericom Semiconductor Corp. (Nasdaq: PSEM).

Bryon K. Bequette has been General Counsel of MathStar since June 2005. He has served as Corporate Secretary of MathStar since June 2000. From June 2000 until June 2005, he was Chief Financial Officer of MathStar. He also served as Chief Financial Officer for MadMax Optics, Inc. from February 2001 until July 2005, which on February 1, 2005 became a wholly-owned subsidiary of Plain Sight Systems, Inc. Since 1987, Mr. Bequette has been employed as Chief Operating Officer and Chief Financial Officer for companies under the investment umbrella of Group C, Inc. Mr. Bequette is a certified public accountant and a licensed attorney.

EXECUTIVE COMPENSATION

The following table sets forth, with respect to the last three years, all compensation earned by our chief executive officer and our four most highly compensated executive officers other than the chief executive officer during 2005.

Summary Compensation Table

				Long-Term Compensation
	Annual Compensation			Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Restricted Stock Awards ($)(2)		Securities Underlying Options (#)		All Other Compensation ($)
Douglas M. Pihl	2005	$246,000	—	—		—		$10,590	(3)
President and	2004	$230,625	—	—		—		$13,792	(3)
Chief Executive Officer	2003	$184,500	—	—		—		$12,899	(3)
Ronald K. Bell	2005	$240,000	—	—		—		$32,145	(6)
Chief Technology Officer	2004	$234,000	—	$96,802	(4)	—		$11,733	(6)
	2003	$128,000	—	—		83,334	(5)	$11,013	(6)
Daniel J. Sweeney(7)	2005	$143,192	$57,600	$583,338	(8)	183,334	(9)	$10,388	(3)
Chief Operating Officer	2004	—	—	—		—		—
	2003	—	—	—		—		—
Sean P. Riley(7)	2005	$116,603	$35,616	$583,338	(10)	100,000	(9)	$7,963	(3)
Vice President of	2004	—	—	—		—		—
Marketing	2003	—	—	—		—		—
Timothy A. Teckman(7)	2005	$112,019	$35,638	$641,669	(11)	91,667	(9)	$12,814	(3)
Vice President of	2004	—	—	—		—		—
Engineering	2003	—	—	—		—		—

   (1)  Bonuses for 2005 were paid in February 2006.

   (2)  The value of the restricted stock awards is based on the fair value of our common stock on the dates of grant. The restricted stock awards were granted under our 2004 Incentive Plan. All restricted stock awards will vest on October 25, 2006 if the executive officer is then an employee of MathStar. Any dividends we pay before the restricted stock awards vest will be paid on the stock subject to such awards.

   (3)  Consists of insurance premiums paid in 2005.

   (4)  During the year ended December 31, 2004, Mr. Bell was issued restricted stock awards for 20,167 shares with a total value of $96,802, or $4.80 per share, on the date of their grant.

   (5)  The stock option has a term of 10 years, vests as to 25% of the shares subject to the option on the first, second, third and fourth anniversary dates of the date of grant, and has a per share exercise price of $4.89, which is equal to the fair value of the common stock on the date of grant.

   (6)  Consists of $15,670 in moving expenses and $16,475 in insurance premiums paid in 2005 for Mr. Bell and insurance premiums paid for Mr. Bell in 2004 and 2003.

   (7)  Mr. Sweeney became Chief Operating Officer in March 2005, Mr. Riley became Vice President of Marketing in April 2005, and Mr. Teckman became Vice President of Engineering in April 2005.

   (8)  During 2005, Mr. Sweeney was issued restricted stock awards for 83,334 shares with a total value of $583,338, or $7.00 per share, on the date of their grant.

   (9)  The stock options have a term of 10 years, vest as to 25% of the shares subject to the options on the first, second, third and fourth anniversary dates of the dates of grant, and have a per share exercise price of $4.80, which is equal to the fair value of the common stock on the dates of grant.

(10) During 2005, Mr. Riley was issued restricted stock awards for 83,334 shares with a total value of $583,338, or $7.00 per share, on the grant date.

(11) During 2005, Mr. Teckman was issued restricted stock awards for 91,667 shares with a total value of $641,669, or $7.00 per share, on the grant date.

The following table contains information concerning the grant of stock options in 2005 to the persons named in the Summary Compensation Table.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Granted(1)	Fiscal Year	($/Sh)	Date	5%	10%
Douglas M. Pihl	—	—	—	—	—	—
Ronald K. Bell	—	—	—	—	—	—
Daniel J. Sweeney	183,334	15.2%	$4.80	03/17/2015	$828,711	$8,311,691
Sean P. Riley	100,000	8.3%	$4.80	04/25/2015	$451,728	$4,533,633
Timothy A. Teckman	91,667	7.6%	$4.80	04/14/2015	$414,085	$4,155,845

(1)          All options granted to the executive officers named in the table vest and become exercisable as to 25% of the shares subject to the options in the first, second, third and fourth anniversary dates of the date of grant so long as each such individual is an employee of MathStar on the dates of grant.

(2)          These calculations are based on certain assumed annual rates of appreciation as required by rules adopted by the SEC. Under these rules, an assumption is made that the shares underlying the stock options shown in this table will appreciate at rates of 5% and 10% per annum on a compounded basis over the ten-year term of the stock options. Actual gains, if any, on stock option exercises depend on the future performance of our business and overall stock market conditions. There can be no assurance that amounts reflected in this table will be achieved.

The following table provides information concerning options exercised during 2005 and unexercised options held as of December 31, 2005 with respect to the officers named in the Summary Compensation Table. As set forth in the following table, such officers exercised no options during 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities
			Underlying			Value of Unexercised
	Number of		Unexercised Options			In-The-Money Options
	Shares		At Year-End (#)			At Year-End(1)
	Acquired	Value	Exercisable/			Exercisable/
Name	On Exercise	Realized	Unexercisable			Unexercisable
Douglas M. Pihl	—	—	—	/	—	—	/	—
Ronald K. Bell	—	—	41,667	/	41,667	$34,584	/	$34,584
Daniel J. Sweeney	—	—	—	/	183,334	—	/	$168,667
Sean P. Riley	—	—	—	/	100,000	—	/	$92,000
Timothy A. Teckman	—	—	—	/	91,667	—	/	$84,334

(1)          Value of the underlying securities is based upon the difference between the December 31, 2005 closing price of our common stock of $5.72 per share as quoted on The Nasdaq National Market and the exercise price of the unexercised options.

Employee Benefit Plans

Stock Option Plans.   MathStar’s Board of Directors has adopted the MathStar, Inc. 2000 Combined Incentive and Non-Statutory Stock Option Plan and the MathStar, Inc. 2002 Combined Incentive and Non-Statutory Stock Option Plan. These stock option plans permit our Board of Directors or a committee appointed by the Board to grant stock options to employees, officers, Board members, consultants and independent contractors of MathStar. Stock options granted under the stock option plans may be incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986 or non-qualified options that do not meet the requirements of Section 422. A total of 333,334 shares of common stock have been reserved for the issuance of options granted under the 2000 stock option plan, and 1,000,000 shares have been reserved for the issuance of options granted under the 2002 stock option plan. As of March 1, 2006, a total of 1,028,626 shares were subject to outstanding stock options granted under these stock option plans. These stock option plans were approved by MathStar’s Board of Directors and stockholders.

In the August 2001 merger of MathStar and Digital MediaCom, Inc., MathStar assumed all outstanding options to purchase Digital MediaCom common stock issued under the Digital MediaCom, Inc. 1999-2000 Stock Option Plan, consisting of options to purchase 744,076 shares of MathStar’s common stock based on the conversion ratio as provided in the merger agreement. As of March 1, 2006, there were options to purchase 258,399 shares of MathStar common stock outstanding under the Digital MediaCom plan. The Digital MediaCom option plan permits the Board or a committee appointed by the Board to grant stock options to employees, Directors, consultants and independent contractors. Stock options granted under the Digital MediaCom option plan may be either incentive stock options or non-qualified options that do not meet the requirements of Section 422 of the Internal Revenue Code of 1986. MathStar has terminated the Digital MediaCom stock option plan except with respect to the stock options outstanding under the plan at the time of termination.

2004 Amended and Restated Long-Term Incentive Plan.   Our 2004 Amended and Restated Long-Term Incentive Plan allows our Board of Directors or a committee of the Board to grant awards to employees, independent contractors, and other service providers to MathStar or any parent or subsidiary of MathStar. The awards may take the form of qualified or non-qualified options, stock appreciation rights, shares of restricted stock, other stock-based awards or cash-based awards. A total of 1,333,334 shares of common stock has been reserved for issuance under the 2004 Incentive Plan. It terminates on October 7, 2014 or such earlier date as the Board determines, and no awards may be granted under it after that date. However, its termination will not affect awards then outstanding under the 2004 Incentive Plan.

The 2004 Amended and Restated Long-Term Incentive Plan is described in the section of this proxy statement entitled “Proposal 2—Approval of Amendments to MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan.”

As of March 1, 2006, , the options outstanding under the MathStar 2000 and 2002 stock option plans, the 2004 Incentive Plan and the Digital MediaCom, Inc. 1999-2000 Stock Option Plan had an average weighted exercise price of $5.32 per share.

Variable Compensation Plans.   We enter into variable compensation plans with eligible employees selected by our management and human resources personnel based on the employees’ responsibility for account and territory management, support of pre- and post-design win activity, achievement of sales revenue goals, negotiating and closing sales commitments and support for strategic initiatives. We enter into the plans annually. The term of the 2005 plans is from March 1, 2005 through February 28, 2006, and the term of the 2004 plans was from March 1, 2004 through February 28, 2005. The compensation we pay under the plans is in addition to the eligible employees’ salaries and is calculated based on the combination of net eligible sales earned and design wins. No executive officer was covered by a variable compensation plan in 2004 or 2005.

Retirement Savings Plan.   MathStar maintains the MathStar, Inc. 401(k) Profit Sharing Plan (the “Plan”), which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986. The Plan covers substantially all employees. Each employee may elect to contribute to the Plan through payroll deductions of up to 85% of his or her salary, subject to certain limitations. At the discretion of the Board of Directors, MathStar may make matching contributions equal to a percentage of the salary reduction contributions or other discretionary amounts. MathStar paid no matching contributions in 2005, 2004 or 2003. The contributions made by MathStar to the Plan on behalf of the executive officers named in the Summary Compensation Table are set forth in the Summary Compensation Table. There were no contributions to the Plan by MathStar in 2003.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity securities authorized for issuance under our equity compensation plans as of December 31, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders	2,036,697	$5.60	564,599
Equity compensation plans not approved by stockholders	—	—	—
Total	2,036,697	$5.60	564,599

RELATED PARTY TRANSACTION

In October 2005, we established a revolving line of credit with a commercial bank in the amount of $400,000. Payment of the line of credit was secured by a pledge to the bank by Douglas M. Pihl, our President and Chief Executive Officer, of a certificate of deposit in the principal amount of $400,000. Mr. Pihl received no fees or other compensation for this pledge. We repaid principal and interest accrued to date on the line of credit with the net proceeds of our initial public offering, and the line of credit no longer exists.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

During 2005, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

From January 1, 2005 until June 14, 2005, the Compensation Committee consisted of Benno G. Sand, who was then and is a non-employee Director of MathStar, and two former non-employee MathStar Directors. From June 14, 2005 until October 26, 2005, the Compensation Committee consisted of Mr. Sand. Since October 26, 2005, the Compensation Committee has consisted of Mr. Sand, Merrill A. McPeak and Morris Goodwin, Jr., all of whom are non-employee Directors of MathStar. Douglas M. Pihl, the only executive officer who served as a member of the Board of Directors in 2005, abstained from voting on compensation matters that affected his compensation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This section shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of MathStar under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of the date or any other general incorporation language in such filing.

Since October 26, 2005, which is the effective date of our initial public offering, our Compensation Committee has consisted of three Directors—Merrill A. McPeak (chairman), Morris Goodwin, Jr. and Benno G. Sand. The Compensation Committee is responsible for determining the compensation of MathStar’s executive officers, administering our incentive and compensation plans, and overseeing MathStar’s general employee compensation practices. The specific duties and responsibilities of the Compensation Committee are described in the Compensation Committee Charter, which is available on MathStar’s website at www.MathStar.com. The Committee intends to set the compensation of MathStar’s executive officers, including the Chief Executive Officer, under the policies described in this Report. It intends to make executive compensation decisions based on information from a variety of sources, including management, outside consultants, information generally available and from the experience of the individual members of the Compensation Committee.

Compensation Principles and Process

The Compensation Committee believes that MathStar’s success depends and will depend on attracting, retaining and properly motivating and rewarding high-quality executive officers. MathStar’s executive compensation practices are designed to achieve these objectives by:

•       providing total compensation that is competitive with other companies in its industry;

•       linking compensation to corporate and individual performance; and

•       encouraging long-term success and aligning management interests with stockholder interests by tying executive compensation in part to appreciation in the market price of MathStar’s common stock.

All aspects of executive compensation are subject to change at the discretion of the Compensation Committee. The Compensation Committee monitors executive compensation on an ongoing basis to ensure that it continues to meet MathStar’s objectives.

We plan to review and evaluate the compensation paid to MathStar’s executive officers early each year and to determine the base salary, annual performance targets and grants of stock options and restricted stock awards for each executive officer. During the year, we may occasionally make changes to individual compensation packages due to a change in the executive’s position, responsibilities or role at MathStar or for other reasons.

In determining the compensation for the executive officers other than the Chief Executive Officer, the Compensation Committee intends to seek input from the Chief Executive Officer. The Compensation Committee may use comparative and peer group information provided by outside consultants or obtained from other sources in determining appropriate compensation for executive officers. The Compensation Committee also intends to consider, with input from management, outside auditors and outside legal counsel, the impact of changes in the accounting for stock options and any other accounting issues and whether such changes warrant any changes in the nature of MathStar’s equity incentives.

Compensation Components

The primary components of MathStar’s executive compensation will be base salary, bonuses, long-term incentive compensation in the form of stock options and restricted stock awards and, to a lesser extent, benefits.

Base Salary.   The Compensation Committee will attempt to establish base salary levels for executive officers that are competitive with those established by companies of similar size in the technology industry. When determining salaries, the Compensation Committee also plans to consider individual experience levels, job responsibility, individual performance and the amount and nature of the other compensation paid to the executive. The Committee plans to annually review each executive’s salary and make adjustments when appropriate to reflect competitive market factors and the individual factors described above.

Management Bonus Plan.   In 2005, MathStar’s executive officers were eligible for payment of an annual bonus under MathStar’s management bonus plan. MathStar’s management set a target bonus for each executive officer (other than Douglas M. Pihl and Ronald K. Bell). The amount of the target bonus for each such executive was based on the achievement of performance targets, including customer design wins, customer satisfaction, and development milestones. The determination of each such executive’s compensation for the year was based primarily on management’s assessment of the executive’s performance and the extent to which the performance targets were achieved. For 2005, the actual bonus paid to an individual executive could not exceed his target bonus.

As recommended by management and approved by the Board, for 2005, MathStar achieved 80% of the performance targets. Thus, actual bonuses paid to the executives equaled 80% of the executives’ base salary adjusted for length of time employed. For 2005, the bonuses were paid in cash.

Stock Options and Restricted Stock Awards.   MathStar’s primary long-term incentive compensation is through the grant of stock options and restricted stock awards. Options and restricted stock awards reward executive officers and other key employees for performance that results in increases in the market price of MathStar’s common stock, which directly benefits all stockholders. In order to align the financial interests of executive officers and other key employees with those of the stockholders, stock options and restricted stock awards are granted on a periodic basis taking into account, among other factors, competitive considerations, the size, vesting and exercise price of previous equity grants to an executive and the executive’s stock holdings. Most stock options begin vesting one year after their date of grant and then vest in annual increments until they are fully vested four years from their date of grant, subject to potential acceleration of vesting in connection with a change of control of MathStar. Restricted stock awards granted before October 2005 vest on October 25, 2006, one year after the effective date of our initial public offering. Those granted after October 2005 vest from one to two years.

Benefits.   In 2005, MathStar’s executive officers were offered other benefits that were substantially the same as those offered to all employees. These benefits included a 401(k) plan, medical, dental and vision insurance, and life and disability insurance. In addition, one of MathStar’s executive officers received reimbursements for moving expenses, as described in the section titled “Executive Compensation” above.

Compensation of President and Chief Executive Officer

The only component of compensation for MathStar’s President and Chief Executive Officer, Douglas M. Pihl, for 2005 was base salary in the amount of $246,000. Mr. Pihl’s compensation for 2005 was substantially the same as his compensation in each of 2004 and 2003 and was determined by MathStar’s Board of Directors at those times. The Compensation Committee intends to determine the salary and any bonus, stock option or restricted stock award grants and benefits for the Chief Executive Officer based on substantially the same factors as those used to determine the compensation of other executive officers. The Compensation Committee plans to evaluate the performance of the Chief Executive Officer based on its review of MathStar’s financial and operating performance, its other achievements, and the Chief Executive Officer’s contribution to these achievements. The Compensation Committee does not plan to rely on any rigid formula or criteria in its evaluation.

Equity Ownership Guidelines

While we encourage MathStar’s executive officers to hold equity in MathStar, we do not have a formal policy on executive equity ownership.

Tax Law Limits on Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986 limits the amount that MathStar may deduct for compensation paid to any of its most highly compensated officers to $1,000,000 per person. To date, MathStar has not paid “compensation” within the meaning of Section 162(m) to any of its executive officers in excess of $1,000,000, and management does not believe MathStar will do so in the near future. Therefore, we do not have a policy at this time regarding qualifying compensation paid to our executive officers for deductibility under Section 162(m), but we will formulate such a policy if the compensation level for any executive approaches $1,000,000.

Compensation Committee Members

Merrill A. McPeak, Chairman
Morris Goodwin, Jr.
Benno G. Sand

AUDIT COMMITTEE REPORT

This section shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of MathStar under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any other general incorporation language in such filing.

Management is responsible for MathStar’s financial reporting process, including the system of internal controls, and for preparing MathStar’s financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and review these processes. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing, however, and they are not experts in the fields of accounting or auditing, including with respect to auditor independence. They rely, without independent verification, on the information provided to them and on the representations made by MathStar’s management and the independent registered public accounting firm.

The Audit Committee, consisting of Benno G. Sand (chairman), Merrill A. McPeak and Morris Goodwin, Jr., held two meetings in 2005. The Audit Committee also met once in 2005 before MathStar’s initial public offering when it consisted of Douglas M. Pihl and Benno G. Sand. The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and MathStar’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for its audits. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of its examinations and its evaluations of MathStar’s system of internal controls.

During the meetings held in 2005, the Audit Committee reviewed and discussed, among other things:

•       issues regarding the material weakness matter noted during the 2004 and 2005 audits;

•       new requirements and responsibilities for audit committees;

•       MathStar’s significant policies for accounting and financial reporting and the status and anticipated effects of changes in those policies, including revenue recognition;

•       the adequacy and effectiveness of MathStar’s internal control policies and procedures;

•       the quarterly and annual procedures performed by PricewaterhouseCoopers LLP;

•       the quarterly financial statements and Quarterly Report on Form 10-Q filed with the SEC; and

•       other matters concerning MathStar’s accounting, financial reporting and internal controls.

In February and March 2006, the Audit Committee reviewed and discussed the 2005 financial statements with management and PricewaterhouseCoopers LLP. Specifically, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 and 90 (Communications with Audit Committees). In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from management and MathStar, including the matters covered by the letter to MathStar from the independent registered public accounting firm required by Independence Standards Board Standard No. 1.

In March 2006, the Audit Committee reviewed MathStar’s audited financial statements and notes to financial statements for inclusion in MathStar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that MathStar’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

Audit Committee Members

Benno G. Sand, Chairman
Merrill A. McPeak
Morris Goodwin

PROPOSAL 3
RATIFICATION OF APPOINTMENT
OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2006. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since March 2001. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2006. If the stockholders do not approve the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its decision.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2006.

Audit and Other Professional Fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of MathStar’s annual financial statements for MathStar’s last two fiscal years and fees billed for other services rendered by PricewaterhouseCoopers LLP during those years are set forth in the following table:

		% Pre-			% Pre-
		approved by			approved by
		Audit			Audit
	2004	Committee		2005(2)	Committee
Audit fees	$67,450		(1)	$478,426	100%
Audit-related fees	—			1,500	100%
Tax fees(3)	650		(1)	—
All other fees	—			—
Total	$68,100			$479,926

(1)          The audit fees and tax fees for 2004 were not required to be approved by the Audit Committee because MathStar was not a public company. The audit fees for 2004 were approved by Douglas M. Pihl.

(2)          2005 audit fees include fees related to the Company’s initial public offering.

(3)          Tax fees are fees for tax compliance services performed by PricewaterhouseCoopers LLP.

Pre-Approval Policies

As provided in the Audit Committee Charter, a copy of which is included in this proxy statement as Appendix A, all audit and non-audit services performed by PricewaterhouseCoopers LLP, and all audit services performed by other independent registered public accounting firms, are pre-approved by the Audit Committee. These services include, but are not limited to, the annual financial statement audit, reviews of quarterly financial statements, compliance with the Sarbanes-Oxley Act of 2002, tax compliance assistance and tax consulting and assistance.

STOCK PERFORMANCE GRAPH

This section shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, and is not to be incorporated by reference into any filing of MathStar under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any other general incorporation language in such filing.

Since October 27, 2005, our common stock has been listed on The Nasdaq Global Market (formerly known as The Nasdaq National Market) under the symbol “MATH.”  Before October 27, 2005, there was no public market for our common stock. The following graph shows the changes during the period from October 27, 2005 until December 31, 2005 in the value of $100 invested in (a) MathStar’s common stock, (b) the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) (a broad-based stock index) and (c) the Philadelphia Semiconductor Index (an industry-specific stock index). The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

	Base	Indexed Returns
	Period	Period Ended
Company/Index	10/27/05	12/31/05
MathStar, Inc.	$100.00	$105.89
S&P 500 Index	100.00	112.12
Philadelphia Semiconductor Index	100.00	96.95

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers and persons who own more than 10% of the outstanding shares of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities. To the best of our knowledge, based solely on our review of the copies of such reports furnished to us or otherwise in our files and on written representations from our Directors and executive officers, our executive officers and Directors and persons who own more than 10% of our common stock complied with all applicable Section 16(a) filing requirements during 2005.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

To be included in our proxy statement for the 2007 annual meeting of stockholders, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and be received by our Corporate Secretary no later than December 18, 2006 (120 days before the first anniversary date of the mailing of our proxy statement for this year’s Annual Meeting).

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder fails to notify MathStar of a proposal before March 3, 2007 (45 days before the first anniversary date of the mailing of our proxy statement for this year’s Annual Meeting), such notice will be considered untimely, and management proxies may use their discretionary voting authority to vote on any such proposal.

AVAILABLE INFORMATION

Any person whose proxy is solicited by this proxy statement will be provided, upon request, with an additional copy, without charge, of our 2005 Annual Report on Form 10-K. If you would like additional copies of our 2005 Annual Report on Form 10-K, please contact James W. Cruckshank at (503) 726-5500.

By Order of the Board of Directors:

Bryon K. Bequette
Corporate Secretary
Dated: April 17, 2006

Appendix A

MathStar, Inc.

Audit Committee Charter

Dated August 31, 2005

I.                   PURPOSE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of MathStar, Inc. (the “Corporation”) is to assist the Board in its oversight of:

A.             the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation;

B.              the independence and qualifications of the Corporation’s independent registered public accounting firm; and

C.              the Corporation’s compliance with legal and regulatory requirements.

The Corporation’s management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Corporation’s independent registered public accounting firm is responsible for performing an independent audit of the financial statements of the Corporation in accordance with generally accepted auditing standards.

The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to the Corporation’s management and independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Committee’s members in business, financial and accounting matters.

II.              COMPOSITION

The Committee shall be comprised of three or more directors, one of whom shall serve as Chairperson. Except as otherwise permitted by the applicable rules of The NASDAQ Stock Market, Inc. (“NASDAQ”), each member of the Committee shall be an independent, non-officer director determined by the Board to be free of any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Committee members shall otherwise meet any applicable audit committee membership requirements of the Securities and Exchange Commission (the “SEC”) and NASDAQ, as such requirements may be modified or supplemented from time to time.

At least one member of the Committee shall qualify as a “financial expert” (as defined by the SEC and NASDAQ) in accordance with the requirements of the SEC and NASDAQ, as such requirements may be modified or supplemented from time to time.

The initial members of the Committee were elected by the Board and shall serve until their successors are duly elected and qualified or until their earlier death or resignation from the Committee. Members serve at the pleasure of the Board. Candidates to fill vacancies in the Committee and candidates to serve as Chairperson of the Committee shall be nominated by the Governance and Nominating Committee and appointed by the Board.

III.         MEETINGS

A.             The Committee shall meet at least quarterly and more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may also meet by conference telephone, video conference or other communications equipment by means of which all persons participating in the meeting can hear each other. The Committee also may take actions by written consent signed by all members of the Committee. The Chairperson will preside, when present, at all meetings of the Committee.

B.              As the Committee deems appropriate, the Committee may meet privately in separate sessions with the Corporation’s executive management, including its principal financial officer and principal accounting officer, and/or the independent registered public accounting firm and as a committee to discuss any matters that the Committee or any of these individuals or groups believes should be discussed.

IV.         RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

A.             Financial Statements and Reports.

1.                 Review and discuss with the Corporation’s management and the independent registered public accounting firm the annual audited financial statements, including the Corporation’s Management Discussion and Analysis disclosures and other matters required to be reviewed under applicable legal, regulatory, SEC or NASDAQ requirements, before such statements and disclosures are filed with the SEC or released. The review should include a discussion with management and the independent registered public accounting firm of significant issues regarding critical accounting estimates, principles, practices and judgments. Before releasing or filing the Corporation’s annual financial statements, the Committee shall (a) discuss the conduct and results of the audit with the independent registered public accounting firm out of the presence of management, which shall include a discussion of the matters required to be communicated to audit committees in accordance with Statement of Financial Accounting Standard No. 61, as it may be modified or supplemented from time to time; and (b) obtain from the independent registered public accounting firm assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934. Based on its review of the annual audited financial statements, the Committee shall determine whether to recommend to the Board that such financial statements be included in the Corporation’s Annual Report on Form 10-K to be filed with the SEC.

2.                 Review and discuss with the Corporation’s management and the independent registered public accounting firm the Corporation’s interim financial statements and Quarterly Reports on Form 10-Q before they are filed with the SEC or released.

B.              Review and discuss with management and the independent registered public accounting firm, as appropriate, press releases regarding financial results and financial information and guidance provided to analysts and to rating agencies as well as other financial information and related reports submitted by the Corporation to any governmental body or the public, including management certifications as required by the SEC and relevant reports rendered by the independent registered public accounting firm, before such releases, financial information and reports are released or filed with the SEC.

C.              Discuss with management and/or the independent registered public accounting firm, as the Committee deems appropriate, any audit problems or difficulties, including any restrictions on the scope of work or access to information, and management’s response, and the Corporation’s risk assessment and risk management policies, including the Corporation’s financial risk exposures and steps taken by management to monitor and mitigate such exposure.

D.             Review the Corporation’s financial reporting and accounting standards and principles, significant changes in such standards and principles, significant changes in the application of such standards and principles, key accounting decisions affecting the Corporation’s financial statements and the rationale for the decisions made.

E.              Review the Corporation’s internal system of audit and financial controls and the results of internal audits.

F.               Unless the Board delegates to another independent body of the Board, review and, if appropriate, approve, on an ongoing basis, all “related party transactions” for potential conflict of interest situations. The term “related party transactions” means transactions required to be disclosed under Item 404 of Regulation S-K.

G.            Select the independent registered public accounting firm to examine the Corporation’s accounts, controls and financial statements. The Committee shall have the sole authority and responsibility to appoint, retain, evaluate, compensate and oversee the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation (including the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting and approving the proposed discharge of such firm when circumstances warrant). The independent registered public accounting firm shall report directly to the Committee. The Committee shall have the sole authority to approve all audit engagement fees and terms and must pre-approve any audit and permitted non-audit services provided to the Corporation by the independent registered public accounting firm. The Corporation’s independent registered public accounting firm shall not be engaged to perform activities prohibited from time to time under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the SEC.

H.            Obtain and review, at least annually, a formal written report from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Corporation, consistent with the Independence Standards Board Standard 1. The Committee shall actively engage in discussions with the independent registered public accounting firm regarding any relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and for taking, or recommending that the Board take, appropriate action to oversee the independence of the independent registered public accounting firm.

I.                  Obtain and review, at least annually, a formal written report from the independent registered public accounting firm describing such firm’s internal quality-control procedures and any material issues raised within the preceding five years by the such firm’s internal quality-control reviews, by peer reviews of the firm or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Committee shall also review steps taken by the independent registered public accounting firm to address any findings in any of the reviews described above.

J.                 Establish policies for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and concerns regarding questionable accounting or auditing matters, and for the confidential, anonymous submissions by the Corporation’s employees of such complaints and concerns. The Committee shall also oversee the policy and periodically prepare reports regarding the status and treatment of such complaints and concerns submitted under the policies.

K.             Review and reassess the adequacy of this Charter at least annually, and more frequently as conditions dictate, and propose to the Board any amendments to the Charter as the Committee deems necessary or appropriate.

L.               Perform an annual self-evaluation of the Committee’s performance.

M.           Reports and Records

1.                 Submit to the Board a summary of the actions taken at each Committee meeting at the next Board meeting held after each Committee meeting.

2.                 Prepare and submit to the Board any other summaries or reports requested by the Board.

3.                 Prepare and maintain minutes of Committee meetings.

4.                 Prepare and publish an annual Committee report for inclusion in the Corporation’s proxy statement.

V.              ADDITIONAL POWERS AND RESPONSIBILITIES

A.             The Committee is generally authorized to take such actions and make such determinations and recommendations as are required or advisable to comply with the rules of the SEC and NASDAQ relating to audit committee functions and communications between the Board and the Corporation’s stockholders.

B.              The Committee shall have the authority to engage and obtain advice and assistance from advisors, including independent or outside counsel, and to approve the fees and other retention terms of any such engagement as it determines necessary or appropriate to carry out its duties. All related fees and costs of such advisors, as well as ordinary administrative expenses of the Committee that the Committee determines are necessary or appropriate in carrying out its duties and the fees of the independent registered public accounting firm engaged as described under Article IV, Section H, shall be paid promptly by the Corporation in accordance with its normal business practices.

C.              The Committee shall perform any other activities consistent with this Charter, the Corporation’s Certificate of Incorporation and Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

VI.         DELEGATION TO SUBCOMMITTEE

The Committee may, in its discretion, delegate some of its duties and responsibilities to a subcommittee of the Committee, which shall consist of a member or members of the Committee.

Adopted by the MathStar, Inc. Board of Directors on August 31, 2005.

Appendix B

MATHSTAR, INC.
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN

Effective Date:  October 8, 2004

MATHSTAR, INC.
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN

ii

MATHSTAR, INC.
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN

1.                 Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors, independent contractors and other service providers to the Company and to motivate such employees, directors, independent contractors and other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the stock ownership opportunities and other benefits provided to such Participants under this Plan to encourage alignment of their interest in the Company’s success with that of other stakeholders.

2.                 Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section; other terms are defined elsewhere in the Plan:

    (a)  “Affiliate” means a Parent or Subsidiary.

   (b)  “Award” means an Option, Stock Appreciation Right, Share of Restricted Stock, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the Plan.

    (c)  “Board” means the Board of Directors of the Company.

   (d)  “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

    (e)  “Committee” means the Compensation Committee of the Board or, if the Board has not appointed a separate Compensation Committee, the entire Board.

      (f)  “Common Stock” means the Company’s common stock, $0.01 par value per share.

    (g)  “Company” means MathStar, Inc., a Minnesota corporation.

   (h)  “Director” means a member of the Board of Directors of the Company.

      (i)  “Director Option” means a Non-Qualified Option granted to a Director to a Director pursuant to Section 8.

       (j)  “Effective Date” means the earlier of the date the Company’s initial public offering is declared effective by the Securities and Exchange Commission or December 31, 2005.

   (k)  “Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary. The payment to a Director by the Company of directors’ fees shall not be sufficient to constitute employment by the Company.

      (l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Exercise Price” means the purchase price per Share under the terms of an Option.

   (n)  “Fair Market Value” means, on a given date, (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (ii) if the Common Stock is not so listed or admitted but transactions in the Common Stock are reported on The NASDAQ Stock Market, the closing price quoted on The NASDAQ Stock Market on such day, or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on The NASDAQ Stock Market, and bid and asked prices therefor in the domestic over-the-counter market are reported by Pink Sheets LLC (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by Pink Sheets LLC (or any comparable reporting service), or (iv) if the Common Stock is not listed on any national securities exchange or quoted on The NASDAQ Stock Market or in the domestic over-the-counter market, the fair value of the Common Stock determined by the Committee in good faith in the exercise of its reasonable discretion.

   (o)  “Non-employee Director” means a Director who is not an Employee of the Company.

   (p)  “Non-Qualified Option” means a stock option granted pursuant to Section 7 that does not qualify as an incentive stock option as defined in Section 422 of the Code.

   (q)  “Option” means a Qualified Option or a Non-Qualified Option (including a Director Option).

     (r)  “Other Stock-Based Awards” means Awards granted pursuant to Section 11(a) or Section 12.

     (s)  “Other Cash-Based Awards” means Awards granted pursuant to Section 11(b) or Section 12.

      (t)  “Parent” means any “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code or any successor provision. The term shall include any Parent which becomes such after adoption of the Plan.

   (u)  “Participant” means an employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan; a Director of the Company who receives Director Options or other Awards under the Plan; or any consultant, agent, advisor or independent contractor who is selected by the Committee to participate in the Plan and who renders bona fide services to the Company or an Affiliate that (i) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities. Except where the context otherwise requires, references in this Plan to “employment” and related terms shall apply to services in any such capacity.

    (v)  “Performance-Based Awards” means Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards granted pursuant to Section 12.

(w)  “Plan” means this MathStar, Inc. 2004 Long-Term Incentive Plan, as amended or supplemented from time to time.

    (x)  “Qualified Option” means a stock option granted pursuant to Section 6 that is intended to qualify as an incentive stock option under Section 422 of the Code.

    (y)  “Restricted Stock” means any shares of Common Stock granted under Section 10.

    (z)  “Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 9.

(aa) “Subsidiary” means any “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code. The term shall include any Subsidiary which becomes such after adoption of the Plan.

3.                 Shares Subject to the Plan

The total number of shares of Common Stock which may be issued under the Plan is 1,633,334 shares. The full number of shares of Common Stock available under the Plan may be used for any Option or other type of Award. The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment upon the occurrence of any of the events and in the manner set forth in Section 13. If all or any potion of an Option or Stock Appreciation Right expires or is terminated, surrendered or cancelled without having been fully exercised, if Restricted Stock is forfeited, or if any other grant of an Award results in any shares of Common Stock not being issued, the shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Any shares of Common Stock which are used as full or partial payment to the Company upon exercise of an Option or for any other Award that requires a payment to the Company and any shares surrendered or withheld to pay employment taxes or other withholding obligations also shall be available for the grant of Awards under the Plan. The issuance of shares of Common Stock upon the exercise or satisfaction of an Award shall reduce the total number of shares of Common Stock available under the Plan. No fractional shares of Common Stock will be issued under the Plan, but instead any fractional Share will be rounded downward to the next lowest whole Share.

4.                 Administration

(a)          Delegation of Authority.   The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee consisting of at least two but fewer than all the members of the Board. If the Committee does not consist of the entire Board, the Committee’s members shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairperson and shall hold its meetings at such times and places as it may determine. A majority of the Committee’s members shall constitute a quorum. All determinations of the Committee made at a meeting in which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination of the Committee reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

(b)         Authority of Committee.   The Committee shall have exclusive power to make Awards and to determine when and to whom Awards shall be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan and any applicable law or regulation. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award or agreement in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

(c)          Indemnification.   To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(d)         Tax Withholding.   The Committee shall have the right to require payment by a Participant of any amount it may determine to be necessary to withhold for federal, state, local, non-U.S. income, payroll or other taxes as a result of the exercise, grant or vesting of an Award. With the consent of the Committee, the Participant may pay a portion or all of such withholding taxes by delivering shares of Common Stock to the Company or having the Company withhold shares of Common

Stock with a Fair Market Value or cash equal to the amount of such taxes that would have otherwise been payable by the Participant.

(e)          Deferral.   In the discretion of the Committee, in accordance with any procedures established by the Committee and consistent with the provisions of Section 162(m) of the Code when applied to Participants who may be “covered employees” thereunder, a Participant may be permitted to defer the issuance of shares of Common Stock or cash deliverable upon the exercise of an Option or Stock Appreciation Right, vesting of Restricted Stock, or satisfaction of Other Stock-Based Awards or Other Cash-Based Awards, for a specified period or until a specified date, but not beyond the expiration of the term of such Option, Stock Appreciation Right, Restricted Stock grant, or other Award.

(f)            Dividends or Dividend Equivalents.   If the Committee so determines, any Award granted under the Plan may be credited with dividends or dividend equivalents paid with respect to any underlying shares of Common Stock. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate and may determine the form of payment, including cash, shares of Common Stock, Restricted Stock or otherwise.

5.                 Term of Plan

This Plan shall commence on October 8, 2004 (the “Effective Date”) and shall terminate on October 7, 2014 or at such earlier date as the Board of Directors shall determine. The termination of this Plan shall not affect any Awards then outstanding under the Plan. No Award may be granted under the Plan after October 7, 2014.

6.                 Terms and Conditions of Qualified Options

Options granted under the Plan may be Qualified Options. When the Committee approves a grant of a Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Qualified Option Agreement”) setting forth the terms of the Qualified Option, and such Qualified Option Agreement shall be signed on behalf of the Company and by the Participant. Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

    (a)  Number of Shares and Exercise Price.   The Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Qualified Option. The number of shares of Common Stock subject to the Qualified Option and the Exercise Price shall be adjustable as provided in Section 12(a) of this Plan.

   (b)  Exercisability; Term.   Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee. However, subject to Section 6(l), a Qualified Option shall not be exercisable more than ten (10) years after the date it is granted. The period during which a Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 6(e), (f) and (g) of this Plan.

    (c)  Exercise of Qualified Options.   Except as otherwise provided in the applicable Qualified Option Agreement, a Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 6, the exercise date of a Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 6(c) and Section 6(d) below. The purchase price for the shares of Common Stock as to which a Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer, or, if provided in the Qualified Option Agreement or with the consent of the

Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

   (d)  Manner of Exercise of Qualified Options.   A Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Qualified Option is being exercised; (ii) delivering the original Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Qualified Option is being exercised as provided in Section 6(c) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Qualified Option, the fact of such issuance shall be noted on the Qualified Option Agreement by the Company before the Qualified Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Qualified Option Agreement have been issued by the Company to the Participant or when the Qualified Option expires, the Participant shall deliver the Qualified Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 6(c) and 6(d), the Company shall deliver to the Participant exercising the Qualified Option stock certificates evidencing the number of shares with respect to which the Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

    (e)  Termination of Employment or Service.   If a Participant who holds a Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Qualified Option Agreement provides otherwise, such Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Qualified Option. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Qualified Option or up to one (1) year after such termination of employment or other service.

      (f)  Death of Participant.   Unless otherwise provided in the applicable Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Qualified Option. Such Qualified Option shall be exercised pursuant to Sections 6(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Qualified Option shall pass by will or the laws of descent and distribution.

    (g)  Termination of Qualified Options Not Exercisable.   Unless the applicable Qualified Option Agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Qualified Option shall be available for the grant of Awards under the Plan.

   (h)  No Obligation to Exercise Qualified Option.   The grant of a Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Qualified Option.

      (i)  Eligible Recipients.   Qualified Options may be granted only to persons who are employees of the Company or an Affiliate.

       (j)  Exercise Price.   Subject to the provisions of Section 6(l), the exercise price of shares of Common Stock that are subject to a Qualified Option shall not be less than 100% of the Fair Market Value of such shares at the time the Qualified Option is granted, as determined in good faith by the Committee.

   (k)  Limit on Exercisability.   The aggregate Fair Market Value (determined at the time the Qualified Option is granted) of the shares of Common Stock with respect to which Qualified Options are exercisable by the Participant for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000. To the extent a Qualified Option exceeds this $100,000 limit, the portion of the Qualified Option in excess of such limit shall be deemed a Non-Qualified Option.

      (l)  Restrictions for Certain Shareholders.   The purchase price of shares of Common Stock that are subject to a Qualified Option granted to an employee of the Company or any Affiliate who, at the time such Qualified Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Qualified Option is granted, and such Qualified Option may not be exercisable more than five (5) years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

(m)  Limits on Transferability and Exercise of Qualified Options.   Qualified Options shall not be transferable except by will or the laws of descent and distribution, and Qualified Options shall be exercisable during a Participant’s lifetime only by such Participant.

   (n)  Effect of Not Meeting Requirements.   Subject to the discretion of the Committee to provide otherwise, if the terms of a Qualified Option do not meet any requirements of this Plan or the Code necessary to be treated as a Qualified Option under the Code, such Qualified Option shall not terminate but shall be a Non-Qualified Option granted under this Plan.

7.                 Terms and Conditions of Non-Qualified Options

Options granted under the Plan may be Non-Qualified Options. When the Committee approves a grant of a Non-Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Non-Qualified Option Agreement”) setting forth the terms of the Non-Qualified Option, and such Non-Qualified Option Agreement shall be signed on behalf of the Company and by the Participant. Non-Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine; provided, however, that Non-Qualified Options that are Director Options shall be governed by the provisions of Section 8 to the extent that they are inconsistent with the provisions of this Section 7.

(a)          Number of Shares and Exercise Price.   The Non-Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Non-Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Non-Qualified Option. The Exercise Price of any Non-Qualified Option may be less than, equal to or greater than Fair Market Value. The number of shares of Common Stock subject to the Non-Qualified Option and the Exercise Price shall be adjustable as provided in Section 13(a) of this Plan.

(b)         Exercisability; Term   Non-Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee, but in no event shall a Non-Qualified Option be exercisable more than ten (10) years after the date it is granted, except as the Committee may determine under Section 13(d) of the Plan. The period during which a Non-Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 7(e), (f) and (g) of this Plan.

(c)          Exercise of Non-Qualified Options.   Except as otherwise provided in the applicable Non-Qualified Option Agreement, a Non-Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 7, the exercise date of a Non-Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 7(c) and Section 7(d) below. The purchase price for the shares of Common Stock as to which a Non-Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Non-Qualified Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Non-Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(d)         Manner of Exercise of Non-Qualified Options.   A Non-Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Non-Qualified Option is being exercised; (ii) delivering the original Non-Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Non-Qualified Option is being exercised as provided in Section 7(c) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Non-Qualified Option, the fact of such issuance shall be noted on the Non-Qualified Option Agreement by the Company before the Non-Qualified Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Non-Qualified Option Agreement have been issued by the Company to the Participant or when the Non-Qualified Option expires, the Participant shall deliver the Non-Qualified Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 7(c) and 7(d), the Company shall deliver to the Participant exercising the Non-Qualified Option stock certificates evidencing the number of shares with respect to which the Non-Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(e)          Termination of Employment or Service.   If a Participant who holds a Non-Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Non-Qualified Option Agreement provides otherwise, such Non-Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Non-Qualified Option. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Non-Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Non-Qualified Option or up to one year after such termination of employment or other service.

(f)            Death of Participant.   Unless otherwise provided in the applicable Non-Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Non-Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Non-Qualified Option. Such Non-Qualified Option shall be exercised pursuant to Sections 7(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Non-Qualified Option shall pass by will or the laws of descent and distribution.

(g)          Termination of Non-Qualified Options Not Exercisable.   Unless the applicable Non-Qualified Option Agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Non-Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Non-Qualified Option shall be available for the grant of Awards under the Plan.

(h)         No Obligation to Exercise Non-Qualified Option.   The grant of a Non-Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Non-Qualified Option.

8.                 Automatic Grants of Director Options to Non-employee Directors

(a)          Automatic Grants of Director Options.   Under the Plan, each Non-employee Director shall automatically be granted Director Options to purchase shares of Common Stock as follows:

      (i)  Initial Grants of Director Options.   Each Non-employee Director will be granted an initial Option (the “Initial Grant”) as follows:

A.              Non-Employee Directors.   Each person serving as a Non-employee Director on the Effective Date shall automatically be granted a Director Option on such date to purchase twenty-five thousand (25,000) shares of Common Stock.

B.               Future Non-Employee Directors.   Each person who is first elected or appointed to serve as a Non-employee Director after the Effective Date shall automatically be granted a Director Option on the date of his or her initial election or appointment to the Company’s Board of Directors to purchase 25,000 shares of Common Stock.

C.               Vesting.   All Director Options granted under Sections 8(a)(i)(A) and (B) shall vest and become exercisable in cumulative installments with respect to one-third (1/3) of the shares subject to such Director Options on the first, second and third anniversary dates of the dates of grant of such Director Options, but only if the holder of the Director Options is then a Director of the Company.

  (ii)  Additional Grants of Director Options.   On each anniversary date of the Initial Grant of a Director Option to a Non-employee Director under the Plan, such Non-employee Director will automatically be granted an additional Option to purchase five thousand (5,000) shares of Common Stock, but only if such person is a Non-employee Director on such date. All Director Options granted under this Section 8(a)(ii) shall vest and become exercisable as to all of the shares subject to the Director Options one (1) year after the date of grant of such Director Option, but only if the holder of the Director Options is then a Director of the Company.

(iii)  Termination of Director Options.   Subject to Sections 8(f), 8(g) and 8(h), all Director Options granted under this Section 8(a) shall expire ten (10) years after the date of grant.

(iv)  Exercise Price.   The exercise price of Director Options granted under this Section 8(a) shall be equal to 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Director Option.

(b)         Discretionary Grants.   In addition to the Director Options granted pursuant to Section 8(a), a Director may be granted one or more Options or other Awards under other provisions of the Plan, and such Options or other Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

(c)          Director Option Agreements.   When a Director Option is automatically granted under Section 8(a), or when the Committee approves a grant of a Director Option, the Committee shall prepare or cause to be prepared an option agreement (“Director Option Agreement”) setting forth the terms of the Director Option, and such Director Option Agreement shall be signed on behalf of the Company and by the Participant.

(d)         Exercise of Director Options.   Except as otherwise provided in the applicable Director Option Agreement, a Director Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 8, the exercise date of a Director Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 8(d) and Section 8(e) below. The purchase price for the shares of Common Stock as to which a Director Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Director Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Director Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(e)          Manner of Exercise of Director Options.   A Director Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Director Option is being exercised; (ii) delivering the original Director Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Director Option is being exercised as provided in Section 8(d) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Director Option, the fact of such issuance shall be noted on the Director Option Agreement by the Company before the Director Option Agreement is returned to  the Participant. When all shares of Common Stock covered by the Director Option Agreement have been issued by the Company to the Participant or when the Director Option expires, the Participant shall deliver the Director Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 8(d) and 8(e), the Company shall deliver or cause to be delivered to the Participant exercising the Director Option stock certificates evidencing the number of shares with respect to which the Director Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(f)            Termination of Status as a Director.   Subject to the provisions of Sections 8(g) and 8(h), if a Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Director Option to the extent that he or she was entitled to exercise it at the date of such termination. Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(g)          Disability of Director.   Notwithstanding the provisions of Section 8(f) above, if a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within ninety (90) days from the date of termination of such service, exercise his or her Director Option to the extent he or she was entitled to exercise it at the date of such termination. Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(h)         Death of Director.   Upon the death of a Director holding a Director Option:

      (i)  during the term of the Director Option when such Director was, at the time of his or her death, a Director of the Company and who shall have been a Director since the date of grant of the Director Option, the Director Option may be exercised, at any time within one year following the date of death, by the person who acquired the right to exercise such Director Option by bequest or inheritance, but only to the extent of the right to exercise that existed at the date of death;

  (ii)  within ninety (90) days after the termination of the Director’s status as a Director, the Director Option may be exercised, at any time within ninety (90) days following the date of death, by such Director’s estate or by a person who acquired the right to exercise the Director Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; and

(iii)  any portion of a Director Option that is not exercisable on the date of a Director’s death, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified in Section 8(h)(i) or Section 8(h)(ii), shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

9.                 Terms and Conditions of Stock Appreciation Rights

    (a)  Grants.   The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof. Any grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Stock Appreciation Right. The Committee may impose such terms and conditions upon any Stock Appreciation Right as it deems fit. A Stock Appreciation Right granted in connection with an Option or a portion thereof (i) may be granted at the time the related Option is granted or at any time before the exercise or cancellation of the related Option, (ii) shall cover the same number of shares of Common Stock covered by the Option (or such fewer number of shares of Common Stock as the Committee may determine), and (iii) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 9 (or such additional limitations as may be included in the Award agreement evidencing such Stock Appreciation Right).

   (b)  Terms.   The exercise price per share of Common Stock of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted. In addition, in the case of a Stock Appreciation Right granted in conjunction with an Option or a portion thereof, the exercise price shall not be less than the Exercise Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the exercise price per share, times (ii) the number of shares of Common Stock covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option or a portion thereof shall entitle a Participant to surrender to the Company the unexercised Option or any portion thereof and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one share of Common Stock over (y) the Exercise Price per share of Common Stock, times (II) the number of shares of Common Stock covered by the Option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock or in cash, or partly in shares and partly in cash (any such shares of Common Stock valued at such Fair Market Value), all as set forth in the Award agreement evidencing such Stock Appreciation Right or as otherwise determined in the discretion of the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date.

    (c)  Termination of Employment or Service.   If a Participant who holds a Stock Appreciation Right shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Award agreement provides otherwise, such Stock Appreciation Right shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Stock Appreciation Right. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Stock Appreciation Right that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Stock Appreciation Right or up to one year after such termination of employment or other service.

   (d)  Death of Participant.   Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Stock Appreciation Right held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Stock Appreciation Right. Such Stock Appreciation Right shall be exercised pursuant to Section 9(b) of this Plan by the person or persons to whom the Participant’s rights under the Stock Appreciation Right shall pass by will or the laws of descent and distribution.

    (e)  Termination of Stock Appreciation Rights Not Exercisable.   Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Stock Appreciation Rights that is not exercisable shall automatically and immediately terminate as to such Participant.

10.          Awards of Restricted Stock

    (a)  Grant.   Awards of Restricted Stock subject to forfeiture and transfer restrictions may be granted by the Committee under the Plan. Any Awards of Restricted Stock shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Award of Restricted Stock. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant; the duration of any period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company; and the other terms and conditions of such Awards. The Committee may determine a period of time during which the Participant receiving the Award of Restricted Stock must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during any such restricted period in installments with respect to specified portions of the shares of Restricted Stock covered by the Award of Restricted Stock. The Committee may also impose performance or other conditions that will subject the shares subject to the Award of Restricted Stock to forfeiture and transfer restrictions. The Committee may, at any time, in its discretion, waive all or any part of any restrictions applicable to any or all outstanding Awards of Restricted Stock.

   (b)  Transfer Restrictions.   Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. At the time of the grant of an Award of Restricted Stock, a stock certificate representing the number of shares of Restricted Stock awarded thereunder shall be registered in the name of the Participant and held by the Company. Such stock certificate may bear a legend describing the conditions of the Restricted Stock Award. Unless the Award agreement evidencing an Award of Restricted Stock or the Committee provides otherwise, the Participant receiving the Award of Restricted Stock shall have all rights of a shareholder with respect to the shares of Restricted Stock subject to such Award, including the right to receive any dividends and the right to vote such shares, subject to the following restrictions:  (i) the Participant receiving the Award of Restricted Stock shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the applicable Award agreement; (ii) none of the shares of Common Stock subject to the Award of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive condition; and (iii) all of the shares of Restricted Stock shall be forfeited and all rights of the Participant to such shares shall terminate, without any further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire restricted period. Any shares of Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the shares subject to an Award of Restricted Stock shall be subject to the same restrictions, terms and conditions as such shares. After the lapse or termination of the restrictions of an Award of Restricted Stock, or at such earlier time as otherwise determined by the Committee, a stock certificate evidencing the shares of Common Stock subject to the Award of Restricted Stock that bears no legend describing the conditions of an Award of Restricted Stock shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

    (c)  Dividends.   Dividends or dividend equivalents paid on any shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Awards of Restricted Stock, as determined by the Committee in its discretion.

   (d)  Termination of Employment or Service. If a Participant who holds a Restricted Stock Award shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death prior to the vesting of shares of Restricted Stock granted to such Participant, unless the applicable Award agreement provides otherwise, such Restricted Stock Award shall immediately and automatically terminate and be forfeited and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such unvested Restricted Stock Award. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit a portion or all of the shares subject to the Restricted Stock Award held by such Participant to vest on the date of such termination.

    (e)  Death of Participant. Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death prior to the vesting of shares subject to the Restricted Stock Award granted to such Participant, the Committee, at its discretion, may permit a portion or all of the shares of Restricted Stock to vest as of the date of death or to continue the Restricted Stock Award under such terms and conditions as the Committee may determine. The person entitled to any such shares of Restricted Stock shall be the person or persons to whom the Participant’s rights under the Restricted Stock Award shall pass by will or the laws of descent and distribution.

      (f)  Termination of Restricted Stock Awards Not Vested. Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Restricted Stock Award that has not vested shall automatically and immediately terminate as to such Participant, and the shares subject to such portion of the Restricted Stock Award shall be available for the grant of Awards under the Plan.

    (g)  Other Provisions. Each Award agreement relating to an Award of Restricted Stock authorized under this Section 10 may contain such other provisions as the Committee shall deem advisable including, but not limited to, a requirement that shares of Common Stock acquired under an Award of Restricted Stock be subject to a restriction on the Participant’s ability to transfer the shares to third parties without the consent of the Company.

11.          Other Awards

    (a)  Other Stock-Based Awards. The Committee, in its sole discretion, may grant Awards of shares of Common Stock and Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or on the Fair Market Value thereof (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Common Stock to be awarded to a

Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and such shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable). Any Other Stock-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Stock-Based Award. Unless the applicable Award agreement provides otherwise, if a Participant who holds an Other Stock-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Stock-Based Award shall be treated by the Committee as though it is either a Non-Qualified Option or a Restricted Stock Award, as the Committee shall determine in its discretion.

   (b)  Other Cash-Based Awards. In addition to the Awards described above, and subject to the terms of the Plan, the Committee may grant such other incentives denominated in cash and payable in cash under the Plan as the Committee determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate (“Other Cash-Based Awards”). Any Other Cash-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Cash-Based Award. Unless the applicable Award agreement provides otherwise, if a Participant who holds an Other Cash-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Cash-Based Award shall be treated as though it is a Stock Appreciate Right or otherwise as the Committee shall determine in its discretion.

12.          Performance-Based Awards.

(a)          Performance-Based Awards.   Notwithstanding anything to the contrary herein, the Committee may grant performance-based Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards to Participants (“Performance-Based Awards”). Any such Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code or any successor section thereto shall be consistent with the provisions thereof. In such cases, a Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) when the outcome for that performance period is substantially uncertain and (ii) by the earlier of (A) ninety (90) days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to twenty-five percent (25%) of the relevant performance period.

(b)         Performance Goals.   The performance goals referred to in Section 12(a) must be objective and shall be based upon one or more of the following criteria:  (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share of Common Stock; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvements of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) asset turnover; (xx) inventory turnover; (xxi) economic value added (economic profit); and (xxii) total shareholder return. The foregoing criteria may relate to the Company, one or more of its Parents or Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to the negative effect of unusual or nonrecurring items, extraordinary items, discontinued operations or cumulative effects of accounting changes. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant who may be a covered employee and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

13.          Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)          Generally.   Upon any change in the outstanding shares of Common Stock after the Effective Date by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate adjustment to (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Exercise Price of any Option or the exercise price of any Stock Appreciation Right, and/or (iii) any other affected terms of such Awards. Notwithstanding the foregoing, no fractional shares shall be issued or paid for. No adjustment shall be made under this Section 13(a) upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

(b)         Change in Control.   Notwithstanding anything contained in this Plan to the contrary, and unless otherwise provided in the applicable Award agreement at the time of grant, in the event of a “Change in Control” (as defined below), the following shall occur as of the effective date of such Change in Control with respect to any and all Awards outstanding as of the effective date of such Change in Control:  (i) any and all Awards granted hereunder will be, as nearly as may reasonably be, automatically converted into the same type of Award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the Participant would have owned or have been entitled to receive as of the effective date of the Change in Control had the Awards been exercised or realized in full immediately before the effective date of the Change in Control; (ii) any vesting schedule of all Awards shall remain unchanged; (iii) appropriate adjustment shall be made in the application of the provisions of all outstanding Awards with respect to the rights and interests thereafter of each Participant, to the end that the provisions set forth in each Award shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable under the Award; and (iv) any restrictions imposed on Awards, including Awards of Restricted Stock and Performance-Based Awards of Restricted Stock, shall remain unchanged.

(c)          Definition of Change of Control.   For purposes of this Section 13, “Change in Control” means:

      (i)  The sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

  (ii)  The approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

(iii)  Any person or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at elections of directors who were not beneficial owners of at least fifty percent (50%) of such combined voting power as of the Effective Date; or

(iv)  A merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than fifty percent (50%) of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

The provisions of this Section shall similarly apply to successive transactions of the types described in Sections 13(c)(i) through (iv).

(d)         Additional Adjustments of Awards.   Subject to the above provisions, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or other Change in Control transaction, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or to only individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control that is the reason for such action. The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

14.          Shares Acquired for Investment

Shares of Common Stock acquired by a Participant under this Plan shall be acquired by the Participant for investment and without intention of resale unless, in the opinion of counsel to the Company, such shares may be purchased without any investment representation. Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Participant as a condition of a Participant exercising an Option or otherwise obtaining shares of Common Stock pursuant an Award granted under this Plan, and the Committee may place an appropriate legend on the stock certificates evidencing the shares of Common Stock so issued indicating that such shares have not been registered under federal or state securities laws and describing the restrictions on transfer. Each Award shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, if necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of shares of Common Stock thereunder, then such Award shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

15.          No Right to Employment, Service as a Director or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company’s or the Affiliate’s right to terminate the employment of such Participant. Nothing in the Plan will interfere with or limit in nay way the right of the Company, the Board or the Company’s stockholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a Director of the Company. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant.

16.          Other Benefit and Compensation Programs

Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

17.          Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

18.          Nontransferability of Awards; Designation of Beneficiary

(a)          Nontransferability.   No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

(b)         Designation of Beneficiary.   A Participant may designate a beneficiary to succeed to the Participant’s Awards under the Plan in the event of the Participant’s death by filing a beneficiary form with the Company and, upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and the applicable Award agreement. In the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s executor or administrator of the Participant’s estate shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution.

19.          Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made without the consent of a Participant if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

20.          International Participants

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or subplans with respect to such Participants as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate; provided, however, that no such changes shall apply to the Awards to Participants who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.

21.          General

(a)          Issuance of Shares of Common Stock.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under an Award granted under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended, or any successor thereto (the “Securities Act”) or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for an exemption from registration under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Awards, shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue stock certificates evidencing shares of Common Stock with such legends and subject to such restrictions on transfer and stop transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

(b)         Stock Certificates.   To the extent this Plan or any applicable Award agreement provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market on which such shares are traded or quoted.

(c)          No Rights as a Shareholder.   Unless otherwise provided by the Committee or in the Plan or an Award agreement evidencing an Award or in any other written agreement between a Participant and the Company or an Affiliate, no Award shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of any shares of Common Stock that are subject to such Award.

(d)         No Trust or Fund.   The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

(e)          Severability.   If any provision of the Plan or any Award agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Award agreement, and such Plan or Award agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(f)            Choice of Law.   The validity, construction, interpretation, administration and effect of the Plan, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Minnesota.

22.          Effective Date

The Plan shall be effective on October 8, 2004 (the “Effective Date”), which is the date it was approved by the Board. Amendments to the Plan were approved by the Board on May 10, 2005 and March 23, 2006 and the Plan, as so amended, was approved by the Company’s shareholders on June 10, 2005 and May           , 2006.

PROXY

MATHSTAR, INC.

19075 Tanasbourne Drive, Suite 200

Hillsboro, Oregon 97124

PROXY SOLICITED BY BOARD OF DIRECTORS

For Annual Meeting of Stockholders to be Held on May 18, 2006

The undersigned hereby names, constitutes and appoints Douglas M. Pihl, James W. Cruckshank and Bryon K. Bequette, or any one of them acting in absence of the others, with full power of substitution, as my true and lawful attorneys and proxies for me and in my place and stead to attend the Annual Meeting of the Stockholders of MathStar, Inc. (the “Company”) to be held at 3:30 p.m. on Thursday, May 18, 2006, and at any and all postponements or adjournments thereof, and to vote all the shares of common stock held of record in the name of the undersigned on April 5, 2006, with all the powers that the undersigned would possess if he, she or it were personally present.

1.	Proposal 1 - Election of Directors	☐ FOR all nominees listed below
☐ WITHHOLD AUTHORITY to vote for all nominees listed below

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:

Douglas M. Pihl	Benno G. Sand

Merrill A. McPeak	Morris Goodwin, Jr.

2.               Proposal 2 - To consider amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.               Proposal 3 – Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent certified public accounting firm.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion , the proxies are authorized to vote upon such matters as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees named in Proposal 1 above and FOR Proposals 2 and 3. The Board of Directors recommends a vote FOR all of the nominees named in Proposal 1 and FOR Proposals 2 and 3.

Signature	Dated	, 2006

Signature

NOTE:    Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, officer, executor, administrator, trustee, guardian or in some other representative capacity, please give full title as such.

(   ) I plan to attend the meeting. (Please check)

(   ) Address change.

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 12:00 PM Central Time the day before the Annual Meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.eproxy.com/MATH		1-800-560-1965		Mail

Use the Internet to vote your		Use any touch-tone telephone to		Mark, sign and date
proxy. Have your proxy card in	OR	vote your proxy. Have your proxy	OR	your proxy card and
hand when you access the web site.		card in hand when you call.		return it in the enclosed
postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement

on the Internet at:  http://www.MathStar.com